UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23630

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Cliffwater Enhanced Lending Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2000

Timothy M. Bonin
235 West Galena Street
Milwaukee, WI 53212

(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1.       Report to Shareholders

(a)

The annual report of the registrant for the year ended March 31, 2024 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CLIFFWATER ENHANCED LENDING FUND

Annual Report

For the Year Ended March 31, 2024

Cliffwater Enhanced Lending Fund
Table of Contents For the Year Ended March 31, 2024

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2024 (Unaudited)

To our shareholders:

The Cliffwater Enhanced Lending Fund (“the Fund”) recently completed its first two- and three-quarter years of operation, and we want to thank you for the trust you have placed in us.

Performance has been consistently strong relative to the Fund’s objective. The Cliffwater Enhanced Lending Fund produced a net 12.60% return from its July 1, 2021 inception, through March 31, 2024. This compares to a 6.01% return for the Morningstar LSTA Leveraged Loan Index. The Fund also reported relatively consistent monthly returns. Its annualized standard deviation measured 1.04% for the same period.

The Fund experienced strong investor inflows over the last year, with net-asset-value growing from $1.5 billion on March 31, 2023, to $2.9 billion on March 31, 2024. This asset growth has been supported by significant investment in personnel and technology to grow our platform, and the onboarding of additional strategic lending partners to access high quality private debt. Factors materially affecting the Fund’s performance during the most recently completed fiscal year include a high current cash yield and accretive discounted secondary transactions.

We remain confident in the Fund’s continued performance despite the uncertain economic environment brought by inflation and rising interest rates. We believe that, during the past year, the Fund’s 11.0% distribution rate remained attractive and the floating-rate nature of most of our loans helped mitigate interest rate risk.

We again sincerely thank you for your support.

Regards,

Stephen L. Nesbitt

Chief Investment Officer

Cliffwater LLC

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2024 (Unaudited) (Continued)

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cliffwater Enhanced Lending Fund
Fund Performance March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000,000 investment in the Fund’s Class I Shares with a similar investment in the Morningstar LSTA US Leveraged Loans Index (previously named S&P LSTA US Leveraged Loans Index). The index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar LSTA US Leveraged Loans Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market. The Morningstar LSTA US Leveraged Loans Index is a market value weighted index tracking institutional leveraged loans in the United States based upon market weightings, spreads and interest payment, including Term Loan A, Term Loan B and Second Lien tranches. The Morningstar LSTA US Leveraged Loans Index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception
Cliffwater Enhanced Lending Fund (Inception Date July 1, 2021)	12.74%	12.56%
Morningstar LSTA US Leveraged Loans Index	12.47%	5.03%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

For the period from the Fund’s inception through July 31, 2022, the Investment Manager contractually waived management fees and voluntarily reimbursed expenses for the Fund (together, the “Waiver and Reimbursement”). The performance quoted above reflects the Waiver and Reimbursement in effect through July 31, 2022 and would have been lower in their absence.

For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cliffwater Enhanced Lending Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Cliffwater Enhanced Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Enhanced Lending Fund (the “Fund”) as of March 31, 2024, and the related consolidated statements of operations, cash flows, and the statements of changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Cliffwater Enhanced Lending Fund	For the year ended March 31, 2024	For the years ended March 31, 2024, and 2023	For the years ended March 31, 2024 and 2023 and the period from July 1, 2022 (commencement of operations) to March 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers, agent banks, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 5, 2024

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles — 78.4%
Investment Partnerships — 66.6%
AG Asset Based Credit Fund L.P.						USD	N/A	$82,500,000	$88,644,558	[1,2,16]
AG Essential Housing Fund II Holdings (DE), L.P.						USD	N/A	12,075,000	13,280,314	[1,2,16]
Ares Commercial Finance, LP						USD	N/A	28,535,713	34,129,618	[1,2,16]
Ares Pathfinder Fund II (Offshore), LP						USD	N/A	1,831,168	1,907,110	[1,2,16]
Ares Priority Loan Co-Invest LP						USD	N/A	28,625,000	29,357,914	[1,2,16]
Ares Private Credit Solutions (Cayman), L.P.						USD	N/A	17,429,603	21,683,661	[1,2,16]
Ares Special Opportunities Fund II, LP						USD	N/A	17,388,406	19,343,683	[1,2,16]
Ares Special Opportunities Fund, LP						USD	N/A	7,597,632	9,107,784	[2,16]
Atalaya A4 (Cayman), LP						USD	N/A	29,894,850	28,121,120	[1,2,16]
Atalaya Asset Income Fund Evergreen, LP						USD	N/A	10,550,196	10,333,522	[1,2,16]
Axonic Private Credit Fund I, LP						USD	N/A	5,235,849	5,426,151	[1,2,16]
Banner Ridge DSCO Fund I, LP						USD	N/A	15,480,563	23,535,766	[2,16]
Banner Ridge DSCO Fund II (Offshore), LP						USD	N/A	9,691,695	12,661,648	[1,2,16]
Banner Ridge Secondary Fund IV (Offshore), LP						USD	N/A	5,219,797	9,056,513	[1,2,16]
Banner Ridge Secondary Fund V (Offshore), LP						USD	N/A	14,018,308	17,590,883	[1,2,16]
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.						USD	N/A	54,778,195	63,004,875	[1,2,16]
Blue Owl First Lien Fund (Offshore), L.P.						USD	N/A	4,103,056	4,823,422	[1,2,16]
Blue Owl Real Estate Fund VI						USD	N/A	2,237,086	2,252,876	[1,2,16]
BPC Real Estate Debt Fund, LP						USD	N/A	48,806,204	54,088,584	[1,2,16]
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)						USD	N/A	5,242,498	5,240,662	[2,16]
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)						USD	N/A	20,108,879	20,740,379	[2,16]
BSOF Parallel Onshore Fund L.P. (Class Gnochi Series 2 Interests)						USD	N/A	30,679,130	31,111,730	[2,16]
BSOF Parallel Onshore Fund L.P. (Class Olympic Srt Interests)						USD	N/A	100,000,000	106,822,534	[2,16]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)						USD	N/A	$10,250,000	$10,280,469	[2,16]
Burford Advantage Feeder Fund A, LP						USD	N/A	10,681,900	11,382,923	[1,2,16]
Callodine Perpetual ABL Fund, LP						USD	N/A	95,526,538	93,442,869	[1,2,16]
Carlyle Credit Opportunities Fund (Parallel) II, SCSp						USD	N/A	9,043,286	9,108,565	[1,2,16]
CCOF III Nexus Co-Invest Aggregator, L.P.						USD	N/A	5,130,126	5,145,376	[2,16]
Comvest Special Opportunities Fund, L.P.						USD	N/A	11,650,392	13,391,994	[2,16]
Contingency Capital Fund I-A, LP						USD	N/A	45,851,047	54,543,148	[1,2,16]
Crestline PF Sentry Fund (US), LP						USD	N/A	4,594,328	4,643,943	[2,16]
Crestline Specialty Lending III (U.S.), L.P.						USD	N/A	13,778,564	15,117,937	[1,2,16]
D.E. Shaw Diopter International Fund, L.P.						USD	N/A	50,985,204	52,029,818	[2,16]
Everberg Capital Partners II, L.P.						USD	N/A	12,884,181	13,313,791	[1,2,16]
EVP II LP						USD	N/A	20,173,893	29,097,716	[2,16]
Felicitas Secondary Fund II Offshore, LP						USD	N/A	10,616,857	15,071,112	[1,2,16]
Felicitas Tactical Opportunities Fund, LP						USD	N/A	39,860,000	56,339,335	[1,2,16]
Harvest Partners Structured Capital Fund III, L.P.						USD	N/A	12,618,669	14,383,855	[1,2,16]
Hayfin Healthcare Opportunities Fund (US Parallel), LP						USD	N/A	17,448,920	20,879,077	[1,2,16]
Hercules Private Global Venture Growth Fund I, L.P.						USD	N/A	130,464,177	133,847,805	[1,2,16]
HPS Offshore Strategic Investment Partners V, LP						USD	N/A	23,210,756	24,395,041	[2,16]
HPS Specialty Loan Fund V-L, L.P.						USD	N/A	21,679,075	22,601,984	[1,2,16]
ICG LP Secondaries Fund I (Feeder) SCSp						USD	N/A	9,534,782	17,691,435	[2,16]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
King Street Opportunistic Credit Evergreen Fund, L.P.						USD	N/A	$70,000,000	$76,574,000	[1,2,16]
Linden Structured Capital Fund-A, LP						USD	N/A	20,535,021	26,406,708	[1,2,16]
Madison Realty Capital Debit Fund, IV LP						USD	N/A	13,564,062	18,921,790	[2,16]
NB Credit Opportunities II Cayman Feeder, LP						USD	N/A	18,685,489	21,206,341	[1,2,16]
OrbiMed RCO IV Offshore Feeder, LP						USD	N/A	12,534,441	12,354,946	[1,2,16]
Pathlight Capital Evergreen Fund, LP						USD	N/A	34,143,592	32,427,904	[1,2,16]
Pathlight Capital Fund II, LP						USD	N/A	32,167,772	32,537,058	[1,2,16]
Pennybacker Real Estate Credit II Pacific, LLC						USD	N/A	2,467,491	2,497,476	[1,2,16]
Pennybacker Real Estate Credit II, LP						USD	N/A	18,149,241	17,517,698	[1,2,16]
Raven Asset-Based Credit Fund II LP						USD	N/A	15,156,811	16,547,221	[1,2,16]
Raven Evergreen Credit Fund II, LP						USD	N/A	55,052,265	65,923,640	[1,2,16]
Shamrock Capital Debt Opportunities Fund I, LP						USD	N/A	9,992,922	10,243,492	[2,16]
Silver Point Specialty Credit Fund II, L.P.						USD	N/A	32,200,401	29,995,814	[1,2,16]
Sixth Street Growth Partners II (B), L.P.						USD	N/A	2,756,161	2,790,089	[1,2,16]
Sky Fund V Offshore, LP						USD	N/A	40,764,318	46,605,538	[1,2,16]
Specialty Loan Institutional Fund 2016-L, L.P.						USD	N/A	3,319,266	4,805,099	[2,16]
Summit Partners Credit Offshore Fund II, L.P.						USD	N/A	6,919,667	5,180,285	[2,16]
Thompson Rivers LLC						USD	N/A	1,566,992	712,225	[1,2,16]
Thorofare Asset Based Lending Fund V, L.P.						USD	N/A	30,401,096	31,435,671	[1,2,16]
Tinicum L.P.						USD	N/A	8,069,447	11,617,105	[2,16]
Tinicum Tax Exempt, L.P.						USD	N/A	4,068,957	5,642,174	[2,16]
Vista Capital Solutions Fund-A, L.P.						USD	N/A	11,768,121	11,936,250	[1,2,16]
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.						USD	N/A	77,440,258	80,627,854	[1,2,16]
VPC COV, L.P.						USD	N/A	1,000,000	1,267,911	[2,16]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
VPC Legal Finance Fund, L.P.						USD	N/A	$86,429,056	$95,683,860	[1,2,16]
Waccamaw River LLC						USD	N/A	12,498,740	7,731,913	[2,16]
WhiteHawk Evergreen Fund, LP						USD	N/A	50,000,000	50,837,055	[2,16]
								1,779,663,110	1,949,000,617
Non-Listed Business Development Companies — 2.0%
Blue Owl Technology Finance Corp.						USD	683,646	10,332,953	11,985,574	[1,2,16]
Blue Owl Technology Finance Corp. II						USD	543,524	7,927,947	8,562,985	[1,2,16]
Franklin BSP Capital Corp						USD	127,108	1,795,011	1,838,434	[1,2,16]
Redwood Enhanced Income Corp.						USD	1,988,166	28,275,000	25,930,093	[1,2,16]
Stellus Private Credit BDC Feeder LP						USD	N/A	8,558,048	8,844,964	[1,2,16]
								56,888,959	57,162,050
Private Collateralized Fund Obligations — 0.1%
Archer 2023 Finance, LLC, Class B		17.30% PIK	SOFR	400	12/28/2035	USD	35,500,000	1,259,196	1,259,196	[4,8,9]

Private Collateralized Loan Obligations — 3.4%
Guggenheim MM-C CLO						USD	N/A	90,202,500	99,650,906	[2,16]

Private Equity — 0.1%
Blue Owl Technology Holdings II, LLC, Class A						USD	N/A	207,405	966,160	[1,4]
Stellus Private BDC Advisor, LLC						USD	N/A	—	786,317	[4]
								207,405	1,752,477
Special Purpose Vehicle for Common and Preferred Equity — 0.3%
Boost Co-Invest LP						USD	N/A	6,764,671	6,764,671	[2,16]
Felicitas Diner Offshore, LP						USD	N/A	2,625,575	3,162,356	[1,2,16]
								9,390,246	9,927,027
Special Purpose Vehicle for Common Equity — 1.3%
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP						USD	N/A	4,719,266	4,743,917	[2,16]
KWOL Co-Invest, LP						USD	N/A	2,500,000	2,585,890	[2,16]
Marilyn Co-Invest, L.P.						USD	N/A	24,732,588	30,266,187	[1,2,16]
								31,951,854	37,595,994
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Consumer Credit — 0.0%
Atalaya Digithouse Opportunity Fund, LLC						USD	N/A	$277,516	$1,198,838	[1,2,3,16]

Special Purpose Vehicle for Preferred Equity — 2.1%
CCOF Alera Aggregator, L.P.						USD	N/A	4,856,250	5,760,011	[1,2,16]
CCOF Sierra II, L.P.						USD	N/A	3,906,521	4,746,690	[1,2,16]
Chilly HP SCF Investor, LP						USD	N/A	2,970,297	3,520,955	[1,2,16]
CL Oliver Co-Invest I, L.P.						USD	N/A	5,048,999	5,645,378	[1,2,16]
HPS Mint Co-Invest Fund, L.P.						USD	N/A	6,473,263	8,274,266	[2,16]
Minerva Co-Invest, L.P.						USD	N/A	12,468,490	12,850,197	[2,16]
NB Capital Solutions Co-Investment (Wolverine), LP						USD	N/A	1,380,844	1,490,637	[2,16]
VCSF Co-Invest 1-A, L.P.						USD	N/A	16,875,378	18,074,896	[2,16]
								53,980,042	60,363,030
Special Purpose Vehicle for Real Estate Loans — 1.2%
BP Holdings RHO LLC						USD	N/A	9,099,750	10,319,495	[1,2,3,16]
BP Holdings Tau, LLC						USD	684,815	683,208	684,815	[1,2,3,16]
BP Holdings Zeta LP — Class A						USD	N/A	8,609,327	8,919,263	[2,3,16]
BP Holdings Zeta LP — Class B						USD	N/A	1,410,673	1,461,457	[2,3,16]
SB DOF Speedway, LLC						USD	N/A	7,887,281	9,200,756	[2,16]
Sculptor Real Estate Science Park Fund, LP						USD	N/A	5,384,068	5,373,969	[1,2,16]
								33,074,307	35,959,755
Special Purpose Vehicle for Senior Secured Loans — 1.3%
17Capital Co-Invest (B) SCSp						EUR	N/A	5,462,221	5,365,611	[2,16]
Crestline Nevermore Holdco, L.P.						USD	N/A	12,916,934	8,708,902	[2,3,16]
Gramercy PG Holdings, LP (Common Interests)						USD	N/A	8,877,594	9,465,445	[2,16]
Gramercy PG Holdings, LP (Preferred Interests)						USD	N/A	5,450,422	5,340,350	[2,16]
Magenta Co-Invest L.P.						USD	N/A	6,000,000	6,000,000	[2,16]
Symbiotic Capital EB Fund, L.P.						USD	N/A	3,977,275	4,001,797	[2,16]
								42,684,446	38,882,105
Total Private Investment Vehicles								2,099,579,581	2,292,751,995

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans — 19.3%
Consumer Discretionary — 1.3%
Gateway Casinos & Entertainment Limited	First Lien Term Loan	13.47%	LIBOR	800	10/22/2027	USD	$976,104	$948,468	$973,664	[4,7]
Harbor Purchaser, Inc.	First Lien Term Loan	13.83%	SOFR	850	4/7/2030	USD	3,000,000	2,951,822	2,926,020	[3,4,7]
Houghton Mifflin Harcourt Publishing Company	Second Lien Term Loan	13.43%	SOFR	800	4/7/2028	USD	4,962,500	4,790,726	4,829,846	[4,7]
Hudson’s Bay Company	First Lien Term Loan	13.90%	SOFR	850	9/30/2026	USD	4,254,860	4,209,411	4,210,163	[1,3,4,7]
KCP Acquisitions, Inc.	First Lien Term Loan	13.90%	SOFR	857	3/16/2027	USD	7,531,146	7,562,927	7,644,113	[3,4,7]
Keller Postman, LLC	First Lien Term Loan	17.41%	SOFR	1,200	9/15/2028	USD	12,121,212	12,000,000	12,139,394	[4,7]
NKD Group GmbH	First Lien Term Loan	11.90%	EURIBOR	800	3/23/2026	EUR	1,730,769	1,800,181	1,867,266	[4,6,7]
Penney Borrower LLC	First Lien Term Loan	11.93%	SOFR	650	12/16/2026	USD	3,988,971	3,965,651	3,965,915	[1,3,4,7]
								38,229,186	38,556,381
Consumer Staples — 0.6%
Baxters North America Holdings, Inc.	First Lien Term Loan	12.58%, 2.00% PIK	SOFR	725	5/31/2028	USD	7,256,272	7,097,429	6,892,355	[4,7,8]
GOJO Industries Holdings, Inc.	First Lien Term Loan	10.33%, 4.50% PIK	SOFR	500	10/26/2028	USD	12,186,464	11,846,205	11,960,723	[4,7,8]
								18,943,634	18,853,078
Energy — 0.6%
Knight Energy Services LLC	First Lien Term Loan	12.96%	SOFR	750	6/1/2028	USD	3,575,498	3,526,958	3,575,497	[4,7]
Wellbore Integrity Solutions LLC	First Lien Term Loan	12.41%	SOFR	700	12/31/2025	USD	12,774,788	12,774,787	12,774,788	[3,4,7]
								16,301,745	16,350,285
Financials — 0.9%
Clearco SPV V US LP	First Lien Term Loan	16.35%	SOFR	1,100	4/3/2027	USD	15,000,000	5,598,127	5,577,000	[4,7,9]
Cresset Asset Management, LLC	First Lien Term Loan	12.32%, 0.50% PIK	SOFR	700	4/20/2025	USD	3,548,004	3,533,087	3,505,009	[4,7,8]
Foundation Risk Partners, Corp.	Delayed Draw	12.16%	SOFR	675	10/29/2028	USD	1,265,000	1,227,262	1,276,638	[4,7]
Foundation Risk Partners, Corp.	First Lien Term Loan	12.16%	SOFR	675	10/29/2028	USD	2,706,818	2,636,586	2,731,992	[4,7]
Kensington Private Equity Fund	Delayed Draw	12.31% PIK	SOFR	700	3/28/2026	USD	3,200,000	608,044	707,040	[3,4,8,9]
Kensington Private Equity Fund	Second Lien Term Loan	12.31% PIK	SOFR	700	3/28/2026	USD	3,200,000	3,165,873	3,267,040	[3,4,7,8]
Pennybacker Real Estate Credit II Pacific, LLC	Promissory Note	11.59%			5/10/2031	USD	809,927	809,927	809,927	[1,4]
Retail Services Corporation	First Lien Term Loan	13.81%	SOFR	835	5/20/2025	USD	2,679,717	2,656,813	2,656,926	[4,7]
Wealth Enhancement Group, LLC	First Lien Term Loan	15.00% PIK			5/26/2033	USD	4,923,647	4,788,684	5,481,988	[4,7,8]
								25,024,403	26,013,560

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Health Care — 8.1%
Acclaim Midco, LLC	Delayed Draw	1.00%			6/13/2029	USD	$897,436	$(3,904)	$15,167	[4,5]
Acclaim Midco, LLC	Revolver	0.50%			6/13/2029	USD	358,974	(6,246)	826	[4,5]
Acclaim Midco, LLC	First Lien Term Loan	11.31%	SOFR	600	6/13/2029	USD	2,226,763	2,186,325	2,231,884	[4,7]
ADMA Biologics, Inc.	Revolver	9.13%	SOFR	375	12/18/2027	USD	1,000	988	988	[3,4,7]
ADMA Biologics, Inc.	First Lien Term Loan	11.88%	SOFR	650	12/18/2027	USD	10,000,000	9,882,142	9,875,000	[3,4,7]
Alcami Corporation	Delayed Draw	12.47%	SOFR	700	12/21/2028	USD	277,299	268,451	275,327	[4,7]
Alcami Corporation	Revolver	0.50%			12/21/2028	USD	508,806	(14,158)	(3,620)[4,5]
Alcami Corporation	First Lien Term Loan	12.49%	SOFR	700	12/21/2028	USD	3,777,886	3,665,371	3,751,012	[4,7]
Artivion, Inc.	Delayed Draw	1.00%			1/18/2030	USD	5,172,414	(127,193)	(129,310)[4,5]
Artivion, Inc.	Revolver	9.30%	SOFR	650	1/18/2030	USD	334	159	159	[4,7,9]
Artivion, Inc.	First Lien Term Loan	11.80%	SOFR	650	1/18/2030	USD	9,827,586	9,587,463	9,581,896	[4,7]
Bamboo U.S. Bidco EUR	First Lien Term Loan	9.86%	EURIBOR	675	9/29/2030	EUR	7,829,072	8,035,068	8,193,117	[4,6,7]
Bamboo U.S. Bidco USD	First Lien Term Loan	11.32%	SOFR	675	9/29/2030	USD	12,583,276	12,223,451	12,205,778	[4,7]
Bamboo U.S. Bidco USD	Delayed Draw	11.35%	SOFR	675	9/29/2030	USD	1,966,137	179,432	180,229	[4,9]
Bamboo U.S. Bidco USD	Revolver	0.50%			10/1/2029	USD	2,621,516	(72,986)	(78,645)[4,5]
Bausch Receivables Funding LP	Revolver	11.98%	SOFR	665	1/28/2028	USD	8,000,000	4,236,426	4,185,083	[3,4,7,9]
Confluent Health, LLC	First Lien Term Loan	12.83%	SOFR	750	11/30/2028	USD	2,835,573	2,658,781	2,704,999	[4,7]
Exactcare Parent, Inc.	Revolver	0.50%			11/3/2029	USD	442,623	(11,358)	(10,649)[4,5]
Exactcare Parent, Inc.	First Lien Term Loan	11.77%	SOFR	650	11/3/2029	USD	4,057,377	3,950,986	3,959,763	[4,7]
Hanger, Inc.	Delayed Draw	11.57%	SOFR	625	10/3/2028	USD	7,428,571	4,105,104	4,118,572	[4,9]
Hanger, Inc.	Second Lien Term Loan	11.58%	SOFR	625	10/3/2028	USD	13,565,774	13,169,793	13,124,815	[4,7]
Hanger, Inc.	Delayed Draw	1.00%			10/3/2029	USD	3,285,714	(65,238)	(73,928)[4,5]
Hanger, Inc.	Second Lien Term Loan	15.08%	SOFR	975	10/3/2029	USD	5,714,286	5,541,772	5,528,571	[4,7]
Hanger, Inc.	Revolver	9.57%	SOFR	425	10/3/2027	USD	1,000	764	750	[4,9]
Helium Acquirer Corporation	Delayed Draw	12.40%	SOFR	700	1/5/2029	USD	1,752,690	1,321,254	1,318,174	[4,7,9]
Helium Acquirer Corporation	Revolver	12.40%	SOFR	700	1/5/2029	USD	293,190	202,946	204,030	[4,7,9]
Helium Acquirer Corporation	First Lien Term Loan	12.40%	SOFR	700	1/5/2029	USD	1,915,207	1,866,113	1,871,841	[4,7]
KWOL Acquisition, Inc.	Revolver	0.50%			12/12/2029	USD	448,296	(10,685)	(11,144)[4,5]
KWOL Acquisition, Inc.	First Lien Term Loan	11.43%	SOFR	625	12/12/2029	USD	3,301,704	3,222,014	3,219,628	[4,7]
Nader Upside 2 Sarl	First Lien Term Loan	14.14%	EURIBOR	1,025	3/13/2028	EUR	4,685,610	4,968,440	4,953,033	[4,6,7]
Nephron Pharmaceuticals Corporation	First Lien Term Loan	16.49%	SOFR	1,100	9/11/2026	USD	14,943,750	14,560,485	12,937,892	[4,7]
Next HoldCo, LLC	Delayed Draw	1.00%			11/9/2030	USD	950,570	(13,870)	(14,259)[4,5]
Next HoldCo, LLC	Revolver	0.50%			11/9/2029	USD	342,205	(4,802)	(5,133)[4,5]
Next HoldCo, LLC	First Lien Term Loan	11.33%	SOFR	600	11/9/2030	USD	3,707,224	3,653,655	3,651,616	[4,7]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Health Care (Continued)
Nomi Health, Inc	First Lien Term Loan	13.64%	SOFR	825	7/12/2028	USD	$23,278,373	$22,648,759	$22,580,021	[4,7]
OMH-Healthedge Holdings, Inc.	Revolver	0.50%			10/6/2029	USD	1,466,165	(33,694)	(36,654)[4,5]
OMH-Healthedge Holdings, Inc.	First Lien Term Loan	11.42%	SOFR	600	10/6/2029	USD	13,533,835	13,214,351	13,195,489	[4,7]
Orthodontic Partners, LLC	Delayed Draw	11.97%	SOFR	650	10/12/2027	USD	3,542,817	3,487,921	3,545,651	[4,7]
Orthodontic Partners, LLC	First Lien Term Loan	11.97%	SOFR	650	10/12/2027	USD	2,406,107	2,366,977	2,389,231	[4,7]
Paragon 28 Inc	Delayed Draw	0.50%			11/2/2028	USD	7,500,000	(179,855)	(187,500)[4,5]
Paragon 28 Inc	Revolver	9.33%	SOFR	675	11/2/2028	USD	1,000	480	478	[4,5,7]
Paragon 28 Inc	First Lien Term Loan	12.08%	SOFR	675	11/2/2028	USD	22,500,000	21,971,016	21,937,500	[4,7]
PerkinElmer U.S., LLC	First Lien Term Loan	11.08%	SOFR	575	3/13/2029	USD	5,000,000	4,904,630	4,900,000	[4,7]
Prolacta Bioscience	First Lien Term Loan	14.33%	SOFR	575	12/21/2029	USD	6,458,333	6,366,332	6,370,628	[3,4,7]
Prolacta Bioscience	First Lien Term Loan	10.76%	SOFR	575	12/21/2029	USD	2,083,333	2,053,544	2,055,041	[3,4,7]
Tempus Labs, Inc.	First Lien Term Loan	13.66%	SOFR	825	9/22/2027	USD	21,875,000	21,363,865	21,328,125	[4,7]
TerSera Therapeutics, LLC	Revolver	0.50%			4/4/2029	USD	227,926	(5,709)	(1,370)[4,5]
TerSera Therapeutics, LLC	First Lien Term Loan	12.05%	SOFR	675	4/4/2029	USD	2,765,144	2,691,739	2,748,518	[4,7]
United Digestive MSO Parent, LLC	Delayed Draw	1.00%			3/30/2029	USD	595,000	(7,435)	(16,132)[4,5]
United Digestive MSO Parent, LLC	Revolver	12.07%	SOFR	675	3/30/2029	USD	297,500	75,865	75,234	[4,9]
United Digestive MSO Parent, LLC	First Lien Term Loan	12.21%	SOFR	675	3/30/2029	USD	2,237,400	2,178,037	2,176,739	[4,7]
Vardiman Black Holdings, LLC	First Lien Term Loan	14.43%	SOFR	700	3/18/2027	USD	3,597,344	3,597,344	3,518,402	[4,7]
Vardiman Black Holdings, LLC	Delayed Draw	1.00%			3/18/2027	USD	304,997	(9,150)	(9,150)[4,5]
WCI-BXC Purchaser, LLC	Revolver	0.50%			11/6/2029	USD	512,821	(11,979)	(12,821)[4,5]
WCI-BXC Purchaser, LLC	First Lien Term Loan	11.59%	SOFR	625	11/6/2030	USD	4,487,179	4,379,110	4,375,000	[4,7]
Whitehawk Healthcare	First Lien Term Loan	16.18%	PRIME	1,275	12/31/2027	USD	12,293,224	12,007,913	12,293,224	[3,4,7]
Xeris Pharmaceuticals, Inc.	Delayed Draw	14.33%	SOFR	900	3/8/2027	USD	1,666,667	1,576,561	1,654,810	[3,4,7]
Xeris Pharmaceuticals, Inc.	First Lien Term Loan	14.33%	SOFR	900	3/8/2027	USD	3,333,333	3,298,363	3,309,621	[1,3,4,7]
								237,091,928	235,953,547
Industrials — 2.8%
Apex Service Partners, LLC	First Lien Term Loan	14.25%			10/24/2028	USD	2,051,590	1,993,463	2,007,221	[4]
Apex Service Partners, LLC	Delayed Draw	14.25% PIK			10/24/2029	USD	1,007,146	978,745	985,365	[4,8]
Cobham Holdings, Inc.	Revolver	0.50%			1/9/2028	USD	468,750	(10,745)	(5,107)[4,5]
Cobham Holdings, Inc.	First Lien Term Loan	12.06%	SOFR	675	1/9/2030	USD	4,485,938	4,366,820	4,437,068	[4,7]
DMT Solutions Global Corporation	First Lien Term Loan	13.27%	SOFR	800	8/30/2027	USD	7,757,647	7,551,597	7,546,021	[4,7]
FB FLL Aviation LLC	First Lien Term Loan	12.33%	SOFR	700	7/19/2028	USD	12,600,000	8,067,891	7,987,500	[4,7,9]
Fenix Topco, LLC	First Lien Term Loan	11.81%	SOFR	650	3/28/2029	USD	2,747,419	2,680,572	2,680,000	[4,7]
Fenix Topco, LLC	Delayed Draw	1.00%			3/28/2029	USD	1,062,537	(26,605)	(26,943)[4,5]
Fenix Topco, LLC	Delayed Draw	1.00%			3/28/2029	USD	190,045	160,004	159,958	[4,5]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Industrials (Continued)
Florida Marine, LLC.	First Lien Term Loan	13.44%	SOFR	800	3/17/2028	USD	$4,785,600	$4,671,459	$4,751,556	[4,7]
Helix Acquisition Holdings, Inc.	First Lien Term Loan	12.40%	ARR CSA	700	3/31/2030	USD	5,675,461	5,545,435	5,632,247	[4,7]
iCIMS, Inc.	First Lien Term Loan	12.58%	SOFR	725	8/18/2028	USD	7,000,000	6,899,467	6,927,434	[4,7]
P20 Parent, Inc.	First Lien Term Loan	12.81%	SOFR	750	7/12/2028	USD	4,925,000	4,846,887	4,849,051	[4,7]
Panda Acquisition LLC	First Lien Term Loan	11.66%	SOFR	625	10/18/2028	USD	3,875,000	3,224,281	3,278,852	[4,7]
Penn TRGRP Holdings	Revolver	0.50%			9/29/2030	USD	769,167	(14,276)	(12,970)[4,5]
Penn TRGRP Holdings	First Lien Term Loan	7.10%, 6.00% PIK	SOFR	175	9/29/2030	USD	5,151,971	5,056,337	5,065,099	[4,7,8]
Starlight Inventory I, LLC	First Lien Term Loan	15.23%	SOFR	1,000	9/24/2024	USD	15,000,000	15,111,901	15,112,500	[3,4]
TecoStar Holdings, Inc.	First Lien Term Loan	9.32%, 4.50% PIK	SOFR	400	7/7/2029	USD	5,848,637	5,717,162	5,720,442	[4,7,8]
The Arcticom Group, LLC	Delayed Draw	12.33%	SOFR	675	12/22/2027	USD	3,960,000	3,867,086	3,931,830	[4,7]
The Arcticom Group, LLC	Delayed Draw	11.62%	SOFR	625	12/22/2027	USD	169,854	149,146	149,121	[4,7,9]
The Arcticom Group, LLC	First Lien Term Loan	11.57%	SOFR	625	12/22/2027	USD	652,186	637,554	637,944	[4,7]
								81,474,181	81,814,189
Materials — 0.3%
SintecMedia NYC, Inc.	Revolver	12.33%	SOFR	700	6/21/2029	USD	423,729	260,122	255,429	[4,7,9]
SintecMedia NYC, Inc.	First Lien Term Loan	12.33%	SOFR	700	6/21/2029	USD	4,564,831	4,439,979	4,399,299	[4,7]
Sunland Asphalt & Construction, LLC	Delayed Draw	1.00%			6/16/2028	USD	742,188	(10,861)	(1,566)[4,5,8]
Sunland Asphalt & Construction, LLC	First Lien Term Loan	11.93%	SOFR	650	6/16/2028	USD	1,761,418	1,714,846	1,757,703	[4,7,8]
SureWerx Purchaser III, Inc.	First Lien Term Loan	12.05%	SOFR	675	12/28/2029	USD	2,264,141	2,204,073	2,264,141	[4,7]
SureWerx Purchaser III, Inc.	Revolver	12.08%	SOFR	675	12/28/2028	USD	250,000	106,250	106,250	[4,7,9]
SureWerx Purchaser III, Inc.	Delayed Draw	1.00%			12/28/2029	USD	468,750	(7,741)	—	[4,5]
								8,706,668	8,781,256
Real Estate — 0.4%
Lexington Hotel Owner, LLC	Delayed Draw	12.19%	SOFR	675	7/1/2024	USD	9,018,621	8,993,334	9,058,044	[4,7]
Poinciana LLC	Delayed Draw	12.00%			5/1/2026	USD	4,848,649	3,562,031	3,537,788	[4,9]
								12,555,365	12,595,832
Technology — 4.3%
Afiniti, Inc.	First Lien Term Loan	10.25%, 1.00% PIK			6/13/2024	USD	2,269,211	2,266,714	2,253,182	[1,3,4,7,8]
Alteryx	Delayed Draw	1.00%			3/19/2031	USD	645,833	(9,664)	(9,688)[4,5]
Alteryx	Revolver	0.50%			3/19/2031	USD	103,333	(1,542)	(1,550)[4,5]
Alteryx	First Lien Term Loan	11.83%	SOFR	650	3/19/2031	USD	284,167	279,917	279,904	[4,7]
ASG II, LLC	Delayed Draw	11.71%	SOFR	625	5/25/2028	USD	391,304	360,295	370,174	[4,7,9]
ASG II, LLC	First Lien Term Loan	11.71%	SOFR	625	5/25/2028	USD	2,608,696	2,568,507	2,615,739	[4,7]
Avalara, Inc.	Revolver	0.50%			10/19/2028	USD	272,727	422	(4,861)[4,5]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Technology (Continued)
Avalara, Inc.	First Lien Term Loan	12.56%	SOFR	725	10/19/2028	USD	$2,727,273	$2,670,813	$2,678,658	[4,7]
Bluefin Holding, LLC	Revolver	0.50%			9/12/2029	USD	673,077	(15,284)	(15,496)[4,5]
Bluefin Holding, LLC	First Lien Term Loan	12.57%	SOFR	725	9/12/2029	USD	6,826,923	6,667,070	6,669,746	[4,7]
Bluesight, Inc.	Revolver	0.50%			7/17/2029	USD	400,000	(10,588)	(10,543)[4,5]
Bluesight, Inc.	First Lien Term Loan	12.55%	SOFR	725	7/17/2029	USD	4,600,000	4,472,949	4,478,758	[4,7]
Coupa Holdings, LLC	Delayed Draw	1.00%			2/28/2029	USD	385,633	(4,089)	(3,863)[4,5]
Coupa Holdings, LLC	Revolver	0.50%			2/28/2029	USD	295,276	(6,077)	(2,958)[4,5]
Coupa Holdings, LLC	First Lien Term Loan	12.81%	SOFR	750	2/27/2030	USD	4,319,091	4,221,646	4,275,830	[4,7]
Crewline Buyer, Inc.	Revolver	0.50%			11/8/2030	USD	870,417	(20,557)	(18,972)[4,5]
Crewline Buyer, Inc.	First Lien Term Loan	12.06%	SOFR	675	11/8/2030	USD	8,355,999	8,154,540	8,173,863	[4,7]
Disco Parent, LLC	Revolver	0.50%			3/30/2029	USD	113,619	(2,366)	(1,746)[4,5]
Disco Parent, LLC	First Lien Term Loan	12.84%	SOFR	750	3/30/2029	USD	1,136,195	1,111,021	1,118,730	[4,7]
Finastra USA, Inc.	Revolver	0.50%			9/13/2029	USD	936,090	(17,014)	(15,863)[4,5]
Finastra USA, Inc.	First Lien Term Loan	12.46%	SOFR	725	9/13/2029	USD	9,023,910	8,854,529	8,870,935	[4,7]
Fullsteam Operations LLC	Delayed Draw	13.73%	SOFR	825	11/27/2029	USD	729,445	357,766	359,177	[4,7,9]
Fullsteam Operations LLC	Revolver	0.50%			11/27/2029	USD	89,778	(2,542)	(2,438)[4,5]
Fullsteam Operations LLC	First Lien Term Loan	13.73%	SOFR	825	11/27/2029	USD	1,604,778	1,558,376	1,561,190	[4,7]
Fullsteam Operations LLC	Delayed Draw	1.00%			11/27/2029	USD	1,122,222	(16,684)	(16,191)[4,5]
Infinite Bidco LLC	First Lien Term Loan	11.83%	CME	625	3/2/2028	USD	4,937,500	4,813,708	4,911,766	[4,7]
Mercury Bidco LLC	First Lien Term Loan	12.31%	SOFR	700	5/31/2030	USD	4,568,878	4,494,184	4,537,748	[4,7]
Mercury Bidco LLC	Revolver	0.50%			5/31/2029	USD	408,163	(8,878)	(3,067)[4,5]
MGT Merger Target, LLC	Delayed Draw	11.92%	SOFR	675	4/10/2029	USD	225,287	224,161	228,554	[4,7]
MGT Merger Target, LLC	Revolver	14.00%	PRIME	650	4/10/2028	USD	496,552	248,276	248,276	[4,7,9]
MGT Merger Target, LLC	First Lien Term Loan	11.92%	SOFR	650	4/10/2029	USD	3,975,426	3,870,966	3,975,426	[4,7]
MIS Acquisition, LLC	Revolver	0.50%			11/17/2028	USD	533,334	(14,834)	(15,484)[4,5]
MIS Acquisition, LLC	First Lien Term Loan	12.07%	SOFR	675	11/17/2028	USD	7,466,666	7,254,617	7,249,884	[4,7]
Oranje Holdco, Inc.	Revolver	0.50%			2/1/2029	USD	592,667	(12,149)	(3,178)[4,5]
Oranje Holdco, Inc.	First Lien Term Loan	12.81%	SOFR	750	2/1/2029	USD	4,741,333	4,637,769	4,715,910	[4,7]
Polaris Newco, LLC	Second Lien Term Loan	14.44%	SOFR	900	6/4/2029	USD	14,693,001	11,563,784	11,626,276	[4,7,8]
PracticeTek Purchaser LLC	Delayed Draw	1.00%			8/30/2029	USD	6,460,385	(72,871)	(80,755)[4,5]
PracticeTek Purchaser LLC	Revolver	9.82%	SOFR	450	8/30/2029	USD	1,000	477	475	[4,9]
PracticeTek Purchaser LLC	First Lien Term Loan	11.33%	SOFR	575	8/30/2029	USD	14,695,362	14,352,946	14,327,978	[4,7]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Technology (Continued)
PracticeTek Purchaser LLC	First Lien Term Loan	14.00%			8/30/2030	USD	$6,006,287	$5,845,606	$5,826,098	[4,8]
PracticeTek Purchaser LLC	First Lien Term Loan	11.33%	SOFR	575	8/30/2029	USD	6,320,648	6,173,388	6,162,631	[3,4,7]
Trintech, Inc.	Revolver	11.83%	SOFR	650	7/25/2029	USD	595,752	154,379	154,021	[4,7,9]
Trintech, Inc.	First Lien Term Loan	11.83%	SOFR	650	7/25/2029	USD	7,724,574	7,510,481	7,514,607	[4,7]
User Zoom Technologies, Inc	First Lien Term Loan	12.99%	SOFR	750	4/5/2029	USD	5,000,000	4,869,726	4,924,396	[4,7]
Xactly Corporation	First Lien Term Loan	12.69%	SOFR	725	7/31/2025	USD	6,000,000	5,910,000	5,967,827	[4,7]
								125,253,894	125,871,106
Total Senior Secured Loans								563,581,004	564,789,234

Collateralized Loan Obligations — 2.6%
ABPCI Direct Lending Fund CLO XII Ltd.		15.00%	SOFR	968	4/29/2035	USD	7,500,000	7,208,771	7,561,176	[7,10,11]
ABPCI Direct Lending Fund CLO XV, Ltd.		14.04%	SOFR	860	10/30/2035	USD	5,000,000	4,900,000	5,021,689	[4,7,10,11]
ABPCI Direct Lending Fund CLO XV, Ltd.		11.84%	SOFR	640	10/30/2035	USD	8,100,000	8,100,000	8,454,347	[4,7,10,11]
Barings Middle Market CLO 2023-II Ltd.		14.00%	SOFR	867	1/20/2032	USD	8,450,000	8,365,500	8,463,192	[4,7,10,11]
Barings Middle Market CLO Ltd. 2017-I		14.24%	LIBOR	892	1/20/2034	USD	2,000,000	1,960,000	1,935,000	[7,10,11]
Barings Middle Market CLO Ltd. 2017-I		27.00%			1/20/2034	USD	2,905,983	2,463,233	1,918,758	*,4,10,11,12
Barings Private Credit Corp. CLO 2023-1 Ltd.		11.66%	SOFR	635	7/15/2031	USD	6,000,000	6,000,000	6,150,563	[4,7,10,11]
Deerpath Capital CLO 2020-1 Ltd.		11.71%	SOFR	639	4/17/2034	USD	3,250,000	3,185,000	3,392,190	[4,7,10,11]
Golub Capital Partners CLO		11.41%	SOFR	600	10/23/2023	USD	13,950,000	13,950,000	14,269,957	[4,7,10,11]
HPS Private Credit CLO 2023-1 LLC		15.16%	SOFR	985	7/15/2035	USD	7,500,000	7,350,000	7,527,266	[7,10,11]
Ivy Hill Middle Market Credit Fund XXI Ltd.		13.82%	SOFR	852	7/18/2035	USD	6,500,000	6,336,850	6,509,324	[4,7,10,11]
Ivy Hill Middle Market Credit Fund XXI Ltd.		11.70%	SOFR	640	7/18/2035	USD	3,500,000	3,500,000	3,656,013	[4,7,10,11]
TCP Whitney CLO Ltd.		13.74%	LIBOR	842	8/20/2033	USD	2,500,000	2,450,000	2,424,159	[1,7,10,11]
Total Collateralized Loan Obligations								75,769,354	77,283,634

Preferred Stocks — 1.1%
Energy — 0.0%
Service Compression Preferred Equity (JR. Preferred Shares)		0.000%				USD	40,919	135,094	139,534	[4]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Preferred Stocks (Continued)
Health Care — 0.3%
nThrive, Inc., Series A-2 Preferred		11.00% PIK				USD	3,260	$3,162,200	$3,053,371	[1,4,8]
Propharma, LLC		13.00% PIK				USD	2,500	2,425,000	2,500,000	[1,4,8,13]
Tempus Labs, Inc.		0.000%				USD	54,531	3,125,003	3,125,003	[4]
Vardiman Black Holdings, LLC		0.000%				USD	1,765,938	515,371	515,371	[4]
								9,227,574	9,193,745
Industrials — 0.4%
Atomic Transport, LLC		8.50% PIK				USD	2,500	1,782,701	2,427,719	[1,4,8,14]
Atomic Transport, LLC		15.35% PIK				USD	875	857,500	875,000	[1,4,8,14]
FSG Acquisition, LLC, — Senior Preferred		12.25% PIK				USD	3,750,000	3,656,250	3,735,105	[4,8]
Pollen, Inc. Series H1 Preferred		8.36% PIK				USD	108,305	3,359,435	3,414,857	[1,4,8]
Pollen, Inc. Series H2 Preferred		7.53% PIK				USD	64,983	1,856,902	1,929,345	[1,4,8]
								11,512,788	12,382,026
Technology — 0.4%
GS Holder, Inc. Preferred		17.33% PIK				USD	5,000	4,850,000	5,000,000	[1,4,8]
Mandolin Technology Holdings, Inc. — Series A Preferred		10.50% PIK				USD	3,500	3,395,000	3,444,406	[1,4,8]
Riskonnect Parent, LLC — Series B Preferred		15.31% PIK				USD	3,000	2,940,000	3,000,000	[4,8]
								11,185,000	11,444,406
Total Preferred Stocks								32,060,456	33,159,711

Common Stocks — 0.3%
Financials — 0.0%
Barings BDC, Inc.						USD	113,298	1,162,244	1,053,671	[1]

Health Care — 0.2%
Prolacta Bioscience, Inc. (Class A-3)						USD	3,958,334	3,992,815	3,992,816	[4]
Vardiman Black Holdings, LLC						USD	3,639,628	—	—	[4]
WCI-BXC Investment Holdings LP						USD	786,000	786,000	786,000	[4]
								4,778,815	4,778,816
Industrials — 0.0%
Atomic Transport, LLC						USD	2,188	654,496	1,163,136	[1,4,14]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Common Stocks (Continued)
Technology — 0.1%
GSV PracticeTek Holdings, LLC, Class A						USD	1,590,747	$1,740,277	$1,740,277	[4]
Total Common Stocks								8,335,832	8,735,900

Subordinated Debt — 0.1%
Financials — 0.1%
OTR Midco, LLC		12.00%			5/13/2026	USD	2,000,000	2,000,000	2,000,000	[1,4]

Materials — 0.0%
Comar Holding Company, LLC		12.50% PIK	LIBOR	1,075	6/18/2026	USD	1,891,682	1,891,460	1,871,185	[1,4,7]
Total Subordinated Debt								3,891,460	3,871,185

Warrants — 0.1%
Energy — 0.0%
Service Compression, LLC
Exercise Price: $1.35
Expiration Date: 1/17/2031						USD	N/A	—	162,014	[1,4]

Financials — 0.0%
CTF Clear Finance Technology Corp
Exercise Price: $0.01
Expiration Date: 10/2/2035						USD	25,228,521**	—	—	[4]

Health Care — 0.1%
ADMA Biologics, Inc.
Exercise Price: $1.65
Expiration Date: 3/23/2029						USD	260,087**	—	1,357,427	[4]
ADMA Biologics, Inc.
Exercise Price: $3.26
Expiration Date: 4/30/2030						USD	67,071**	—	304,539	[4]
Xeris Biopharma Holdings, Inc.
Exercise Price: $2.28
Expiration Date: 3/8/2029						USD	43,860**	—	80,577	[4]
								—	1,742,543
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Warrants (Continued)
Technology — 0.0%
Afiniti, Inc. (via a participation with VHG Investment Fund I, L.P.)
Exercise Price: $40.80
Expiration Date: 6/13/2024						USD	3,246**	$172,839	$65,326	[1,4]
Total Warrants								172,839	1,969,883

Short-Term Investments — 6.1%
State Street Institutional U.S. Government Money Market Fund		5.26%				USD	177,281,347	177,281,347	177,281,347	[1,15]
Total Short-Term Investments								177,281,347	177,281,347
Total Investments — 108.0%								2,960,671,873	3,159,842,889
Liabilities Less Other Assets — (8.0)%									(233,934,122)
Net Assets — 100.0%									$2,925,908,767

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)

ARR CSA – Alternate Reference Rate Credit Adjustment Spread

BASE – Base rate as defined in the credit agreement

BDC – Business Development Company

EUR – Euro

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

LLC – Limited Liability Company

LP – Limited Partnership

SOFR – Secured Overnight Financiang Rate

US – United States

USD – United States Dollar

*    Subordinated note position. Rate shown is the effective yield as of period end.

**    Shares represent underlying security.

1    As of March 31, 2024 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $1,710,579,746 as of March 31, 2024. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

2    Investment valued using net asset value per share as practical expedient. See Note 12 for respective investment strategies, unfunded commitments, and redemptive restrictions.

3    This investment was made through a participation. Please see Note 2 for a description of loan participations.

4    Value was determined using significant unobservable inputs.

5    Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

6    Foreign securities purchased in foreign currencies are converted to U.S. Dollars using period end spot rates.

7    Floating rate security. Rate shown is the rate effective as of period end.

8    Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.

9    A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.

10    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $77,283,633, which represents 2.6% of total net assets of the Fund.

11    Callable.

12    Variable rate security. Rate shown is the rate in effect as of period end.

13    Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.

14    Atomic Blocker, LLC holds Class A Preferred Units and Class W Common Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.

15    The rate is the annualized seven-day yield at period end.

16    These securities are restricted, the total value of these securities is $2,289,740,322, which represents 77.0% of total net assets of the Fund.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co-Invest (B) SCSp	9/23/2021	$5,462,221
AG Asset Based Credit Fund L.P.	9/13/2023	82,500,000
AG Essential Housing Fund II Holdings (DE), L.P.	3/23/2022	12,075,000
Ares Commercial Finance, LP	6/30/2021	28,535,713
Ares Pathfinder Fund II (Offshore), LP	8/31/2023	1,831,168
Ares Priority Loan Co-Invest LP	1/25/2023	28,625,000
Ares Private Credit Solutions (Cayman), L.P.	12/29/2022	17,429,603
Ares Special Opportunities Fund II, LP	11/7/2022	17,388,406
Ares Special Opportunities Fund, LP	12/29/2023	7,597,632
Atalaya A4 (Cayman), LP	8/2/2021	29,894,850
Atalaya Asset Income Fund Evergreen, LP	2/28/2022	10,550,196
Atalaya Digithouse Opportunity Fund, LLC	12/14/2021	277,516
Axonic Private Credit Fund I, LP	4/27/2023	5,235,849
Banner Ridge DSCO Fund I, LP	6/30/2023	15,480,563
Banner Ridge DSCO Fund II (Offshore), LP	10/11/2022	9,691,695
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	5,219,797
Banner Ridge Secondary Fund V (Offshore), LP	5/31/2023	14,018,308
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	3/2/2022	54,778,195
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP	9/20/2023	4,719,266
Blue Owl First Lien Fund (Offshore), L.P.	7/1/2022	4,103,056
Blue Owl Real Estate Fund VI	1/31/2023	2,237,086
Blue Owl Technology Finance Corp.	6/29/2022	10,332,953
Blue Owl Technology Finance Corp. II	12/30/2021	7,927,947
Boost Co-Invest LP	1/25/2024	6,764,671
BP Holdings RHO LLC	6/7/2023	9,099,750
BP Holdings Tau, LLC	6/29/2023	683,208
BP Holdings Zeta LP – Class A	11/29/2023	8,609,327
BP Holdings Zeta LP – Class B	11/29/2023	1,410,673
BPC Real Estate Debt Fund, LP	6/7/2023	48,806,204
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)	9/1/2023	5,242,498
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	12/12/2023	20,108,879
BSOF Parallel Onshore Fund L.P. (Class Gnochi Series 2 Interests)	10/10/2023	30,679,130
BSOF Parallel Onshore Fund L.P. (Class Olympic Srt Interests)	9/1/2023	100,000,000
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	3/22/2024	10,250,000
Burford Advantage Feeder Fund A, LP	1/28/2022	10,681,900
Callodine Perpetual ABL Fund, LP	10/3/2022	95,526,538
Carlyle Credit Opportunities Fund (Parallel) II, SCSp	12/14/2021	9,043,286
CCOF Alera Aggregator, L.P.	4/25/2023	4,856,250
CCOF III Nexus Co-Invest Aggregator, L.P.	3/22/2024	5,130,126
CCOF Sierra II, L.P.	7/29/2022	3,906,521
Chilly HP SCF Investor, LP	2/9/2022	2,970,297
CL Oliver Co-Invest I, L.P.	6/28/2023	5,048,999

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Security	First Acquisition Date	Cost
Comvest Special Opportunities Fund, L.P.	2/3/2022	$11,650,392
Contingency Capital Fund I-A, LP	11/28/2022	45,851,047
Crestline Nevermore Holdco, L.P.	12/7/2023	12,916,934
Crestline PF Sentry Fund (US), LP	8/14/2023	4,594,328
Crestline Specialty Lending III (U.S.), L.P.	8/30/2021	13,778,564
D.E. Shaw Diopter International Fund, L.P.	10/20/2022	50,985,204
Everberg Capital Partners II, L.P.	10/11/2021	12,884,181
EVP II LP	11/30/2023	20,173,893
Felicitas Diner Offshore, LP	12/28/2022	2,625,575
Felicitas Secondary Fund II Offshore, LP	9/10/2021	10,616,857
Felicitas Tactical Opportunities Fund, LP	10/26/2022	39,860,000
Franklin BSP Lending Corporation	11/30/2021	1,795,011
Gramercy PG Holdings, LP (Common Interests)	3/22/2024	8,877,594
Gramercy PG Holdings, LP (Preferred Interests)	3/22/2024	5,450,422
Guggenheim MM-C CLO	7/26/2023	90,202,500
Harvest Partners Structured Capital Fund III, L.P.	9/22/2021	12,618,669
Hayfin Healthcare Opportunities Fund (US Parallel), LP	6/29/2022	17,448,920
Hercules Private Global Venture Growth Fund I, L.P.	8/6/2021	130,464,177
HPS Offshore Strategic Investment Partners V, LP	5/1/2023	23,210,756
HPS Mint Co-Invest Fund, L.P.	5/25/2022	6,473,263
HPS Specialty Loan Fund V-L, L.P.	7/30/2021	21,679,075
ICG LP Secondaries Fund I (Feeder) SCSp	12/29/2023	9,534,782
King Street Opportunistic Credit Evergreen Fund, L.P.	1/31/2023	70,000,000
KWOL Co-Invest, LP	11/30/2023	2,500,000
Linden Structured Capital Fund-A, LP	6/30/2021	20,535,021
Madison Realty Cap Debit Fund, IV LP	9/29/2023	13,564,062
Magenta Co-Invest L.P.	3/5/2024	6,000,000
Marilyn Co-Invest, L.P.	1/14/2022	24,732,588
Minerva Co-Invest, L.P.	2/11/2022	12,468,490
NB Capital Solutions Co-Investment (Wolverine), LP	11/15/2023	1,380,844
NB Credit Opportunities II Cayman Feeder, LP	8/31/2022	18,685,489
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	12,534,441
Pathlight Capital Evergreen Fund, LP	12/30/2022	34,143,592
Pathlight Capital Fund II, LP	6/30/2021	32,167,772
Pennybacker Real Estate Credit II, LP	5/6/2022	2,467,491
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	18,149,241
Raven Asset-Based Credit Fund II LP	9/21/2021	15,156,811
Raven Evergreen Credit Fund II, LP	4/22/2022	55,052,265
Redwood Enhanced Income Corp.	6/30/2022	28,275,000
SB DOF Speedway, LLC	3/31/2023	7,887,281
Sculptor Real Estate Science Park Fund, LP	5/4/2022	5,384,068
Shamrock Capital Debt Opportunities Fund I, LP	7/28/2021	9,992,922
Silver Point Specialty Credit Fund II, L.P.	6/30/2021	32,200,401
Sixth Street Growth Partners II (B), L.P.	8/1/2022	2,756,161
Sky Fund V Offshore, LP	11/30/2022	40,764,318

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2024 (Continued)
Security	First Acquisition Date	Cost
Specialty Loan Institutional Fund 2016-L, L.P.	1/22/2024	$3,319,266
Stellus Private Credit BDC Feeder LP	1/31/2022	8,558,048
Summit Partners Credit Offshore Fund II, L.P.	3/31/2022	6,919,667
Symbiotic Capital EB Fund, L.P.	3/7/2024	3,977,275
Thompson Rivers LLC	6/30/2021	1,566,992
Thorofare Asset Based Lending Fund V, L.P.	7/29/2022	30,401,096
Tinicum L.P.	3/31/2023	8,069,447
Tinicum Tax Exempt, L.P.	3/31/2023	4,068,957
VCSF Co-Invest 1-A, L.P.	8/2/2023	16,875,378
Vista Capital Solutions Fund-A, L.P.	3/24/2023	11,768,121
VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.	12/22/2021	77,440,258
VPC COV, L.P.	4/19/2023	1,000,000
VPC Legal Finance Fund, L.P.	9/29/2022	86,429,056
Waccamaw River LLC	8/4/2021	12,498,740
WhiteHawk Evergreen Fund, LP	1/31/2024	50,000,000
Total		$2,098,112,980

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Forward Foreign Currency Exchange Contracts As of March 31, 2024

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Counterparty	Currency Sold	Settlement Date	Currency Amount Purchased	Value at Opening Date of Contract	Value at March 31, 2024	Unrealized Appreciation (Depreciation)
USD	State Street	EUR	July 17, 2024	2,098,081	$2,292,342	$2,274,487	$(17,855)
					2,292,342	2,274,487	(17,855)
Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at March 31, 2024	Unrealized Appreciation (Depreciation)
EUR	State Street	USD	April 30, 2024	(9,487,929)	$(10,321,625)	$(10,249,757)	$71,868
EUR	State Street	USD	June 28, 2024	(5,325,532)	(5,786,084)	(5,768,528)	17,556
EUR	State Street	USD	July 17, 2024	(2,098,081)	(2,295,300)	(2,274,487)	20,813
					(18,403,009)	(18,292,772)	110,237
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(16,110,667)	$(16,018,285)	$92,382

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Summary of Investments As of March 31, 2024 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Private Investment Vehicles
Investment Partnerships	66.6%
Private Collateralized Loan Obligations	3.4%
Special Purpose Vehicle for Preferred Equity	2.1%
Non-Listed Business Development Companies	2.0%
Special Purpose Vehicle for Common Equity	1.3%
Special Purpose Vehicle fo Senior Secured Loans	1.3%
Special Purpose Vehicle for Real Estate Loans	1.2%
Special Purpose Vehicle for Common and Preferred Equity	0.3%
Private Collateralized Fund Obligations	0.1%
Private Equity	0.1%
Special Purpose Vehicle for Consumer Credit	0.0%
Total Private Investment Vehicles	78.4%
Senior Secured Loans
Health Care	8.1%
Technology	4.3%
Industrials	2.8%
Consumer Discretionary	1.3%
Financials	0.9%
Energy	0.6%
Consumer Staples	0.6%
Real Estate	0.4%
Materials	0.3%
Total Senior Secured Loans	19.3%
Collateralized Loan Obligations	2.6%
Preferred Stocks
Industrials	0.4%
Technology	0.4%
Health Care	0.3%
Energy	0.0%
Total Preferred Stocks	1.1%
Common Stocks
Health Care	0.2%
Technology	0.1%
Industrials	0.0%
Financials	0.0%
Total Common Stocks	0.3%
Subordinated Debt
Financials	0.1%
Materials	0.0%
Total Subordinated Debt	0.1%
Warrants
Health Care	0.1%
Energy	0.0%
Technology	0.0%
Financials	0.0%
Total Warrants	0.1%
Short-Term Investments	6.1%
Total Investments	108.0%
Liabilites in Excess of Other Assets	(8.0)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2024
Assets:
Investments, at value (cost $2,960,671,873)[a]	$3,159,842,889
Unrealized appreciation on forward foreign currency exchange contracts	110,237
Cash	29,901,528
Receivables:
Investment securities sold	5,146,530
Fund shares sold	53,407,503
Dividends and interest	23,312,128
Prepaid expenses	355,568
Prepaid commitment fees on secured revolving credit facility	5,502,237
Total assets	3,277,578,620

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	17,855
Due to Counterparty	26,393,006
Payables:
Secured revolving credit facility (Note 2)	200,000,000
Investment securities purchased	47,526,477
Dividend payable	72,539,842
Deferred tax liability	2,312,815
Interest on secured revolving credit facility	787,522
Investment Management fees	532,682
Fund accounting and administration fees	395,592
Transfer Agency fees and expenses	205,109
Audit fees	170,240
Custody fees	110,023
Legal fees	82,539
Chief Compliance Officer fees	4,524
Trustees’ fees and expenses	1,204
Other accrued expenses	590,423
Total liabilities	351,669,853

Net Assets	$2,925,908,767

Commitments and Contingencies (see Note 2)
Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$2,738,324,056
Total distributable earnings	187,584,711
Net Assets	$2,925,908,767

Class I Shares:
Net assets applicable to shares outstanding	$2,925,908,767
Shares of beneficial interest issued and outstanding	273,382,804
Net asset value, offering, and redemption price per share	$10.70

a     Includes unrealized appreciation (depreciation) on unfunded loan commitments of $(217,013)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Operations For the Year Ended March 31, 2024
Investment Income:
Distributions from private investment vehicles	$98,983,572
Interest (net of withholding taxes of $53,141)	72,380,225
Dividends	3,834,240
Total investment income	175,198,037

Expenses:
Investment management fees	20,720,233
Interest on secured revolving credit facility	12,750,118
Equalization interest on private investment vehicles (Note 2)	4,832,738
Interest on secured borrowings	1,943,065
Fund accounting and administration fees	1,931,160
Miscellaneous expenses	1,801,232
Transfer agent fees and expenses	1,406,768
Commitment fees on secured revolving credit facility	623,695
Legal fees	492,334
Registration fees	476,249
Shareholder reporting fees	236,512
Audit fees	212,130
Custody fees	199,144
Trustees’ fees and expenses	187,435
Chief Compliance Officer fees	52,130
Insurance fees	33,117
Net expenses	47,898,060
Net investment income	127,299,977

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(184,211)
Forward foreign currency exchange contracts	160,632
Foreign currency transactions	(158,772)
Net realized loss	(182,351)
Net change in unrealized appreciation/depreciation on:
Investments	134,892,948
Forward foreign currency exchange contracts	5,419
Foreign currency translations	2,130
Deferred tax expense	(829,018)
Net change in unrealized appreciation/depreciation, net of deferred taxes	134,071,479
Net realized and unrealized gain	133,889,128

Net Increase in Net Assets from Operations	$261,189,105

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Net Increase in Net Assets from:
Operations:
Net investment income	$127,299,977	$51,034,323
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	(182,351)	235,061
Net change in unrealized appreciation/depreciation on investments and forward foreign currency exchange contracts	134,071,479	38,801,250
Net increase in net assets resulting from operations	261,189,105	90,070,634

Distributions to shareholders:
From distributable earnings:
Class I	(124,305,695)	(53,251,739)
From return of capital:
Class I	(169,584,167)	(23,744,959)
Total	(293,889,862)	(76,996,698)

Capital Transactions:
Proceeds from shares sold:
Class I	1,643,314,629	1,017,479,576
Reinvestment of distributions:
Class I	58,204,198	28,886,160
Cost of shares repurchased:
Class I	(220,921,697)	(60,072,958)
Net increase in net assets from capital transactions	1,480,597,130	986,292,778

Net increase in net assets	1,447,896,373	999,366,714

Net Assets:
Beginning of year	1,478,012,394	478,645,680
End of year	$2,925,908,767	$1,478,012,394

Capital Share Transactions:
Shares sold:
Class I	152,070,003	95,078,907
Shares issued in reinvestment of distributions:
Class I	5,461,919	2,733,128
Shares redeemed:
Class I	(20,327,628)	(5,591,063)
Net increase in capital shares outstanding	137,204,294	92,220,972

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2024
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$261,189,105
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of unfunded commitments	(1,738,582,605)
Sales of investments	136,268,835
Net accretion on investments	(1,553,734)
Net realized loss on investments	184,211
Net realized gain on paydowns	(575,692)
Net change in unrealized (appreciation)/depreciation	(134,898,367)
Return of capital distributions received	164,364,546
Original issue discount and amendment fees	1,675,934
PIK interest	(2,485,843)
Change in deferred tax liability, net	829,018
Change in short-term investments, net	(104,336,018)
(Increase)/Decrease in assets:
Advanced contribution	8,613,600
Investment securities sold	(4,530,161)
Dividends and interest	(8,321,120)
Prepaid expenses	(118,458)
Prepaid commitment fees on secured revolving credit facility	(2,885,095)
Increase/(Decrease) in liabilities:
Due to Counterparty	26,393,006
Investment securities purchased	47,427,628
Unfunded loan commitments	(16,834,921)
Investment Management fees	342,796
Interest payable on secured revolving credit facility	694,982
Audit fees	49,905
Legal fees	(10,260)
Fund accounting and administration fees	170,587
Trustees’ fees and expenses	(66)
Custody fees	(57,320)
Transfer Agency fees and expenses	168,115
Chief Compliance Officer fees	1,416
Other accrued expenses	10,740
Net cash used in operating activities	(1,366,805,236)
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2024 (Continued)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	1,592,451,046
Cost of shares repurchased	(220,921,697)
Distributions paid to shareholders, net of reinvestments	(235,685,664)
Dividends payable	72,539,842
Proceeds from secured borrowings	82,817,392
Payments made on secured borrowings	(82,817,392)
Proceeds from secured revolving credit facility	272,500,000
Payments on secured revolving credit facility	(87,500,000)
Net cash provided by financing activities	1,393,383,527
Net Increase in cash	26,578,291
Cash
Cash, beginning of year	3,323,237
Cash, end of year	$29,901,528

Non cash financing activities not included herein consist of $58,204,198 of reinvested dividends and $2,485,843 of PIK interest.

Cash paid for interest on credit facility during the period was $12,055,136.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Net asset value, beginning of period	$10.85	$10.89	$10.00
Income from Investment Operations:
Net investment income[1]	0.63	0.58	0.33
Net realized and unrealized gain (loss) on investments[2]	0.67	0.38	0.88
Total income from investment operations	1.30	0.96	1.21

Less Distributions to shareholders:
From net investment income	(0.61)	(0.73)	(0.28)
From return of capital	(0.84)	(0.27)	(0.04)
Total Distributions to shareholders	(1.45)	(1.00)	(0.32)

Net asset value, end of period	$10.70	$10.85	$10.89

Total return	12.74%	9.36%	12.30%[3,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,925,909	$1,478,012	$478,646

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.30%	1.28%	1.54%[4]
After fees waived	1.30%	1.07%	0.50%[4]
Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	2.20%	1.93%	1.68%[4]
After fees waived	2.20%	1.72%	0.64%[4]
Ratio of net investment income to average net assets (including interest expense)[5]:
Before fees waived	5.84%	5.22%	3.20%[4]
After fees waived	5.84%	5.43%	4.24%[4]

Portfolio turnover rate	13%	9%	11%[3]

*     Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

6    Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I (Continued)
Supplemental Expense Ratios	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Ratio of expenses to average net assets:
Deferred tax expense	0.04%	0.15%	—%
With fees waived, after taxes	1.34%	1.22%	0.50%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$200,000,000	$15,000,000	$14,546,760
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	15,630	99,534	33,904

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The tax-free reorganization was accomplished at the close of business on June 30, 2021. See Note 11 for additional information on the reorganization.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation. The Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and to a lesser extent, fund interests or direct investments in equity or other security types.

Consolidation of a Subsidiary

Each Subsidiary was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of each subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries are as follows as of March 31, 2024:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Funds Total Net Assets
CELF SPV LLC (“CLCE SPV”)	July 1, 2021	$1,504,241,602	51.41%
CELF SPV Holdings (PP) LLC (“CLCE HOLD”)	July 1, 2021	3,282,986	0.11%
CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”)	June 24, 2022	4,363,131	0.15%
CELF HOLDINGS (D1) LLC (“CLCE HLD1”)	March 31, 2023	18,476,263	0.63%
CELF HOLDINGS (D2) LLC (“CLCE LF2”)	June 30, 2023	23,535,766	0.80%
CELF SPV HOLDINGS 1 LLC (“CLCE SPV1”)	February 9, 2024	138,426	0.00%
Total		$1,554,038,174

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net assets value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income. Payable to Counterparty reflects cash received by the Fund for a contractual sale that was received after March 31, 2024.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal service in connection with the initial meeting of trustees of the Fund (the “Trustees” or the “Board”) and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2024.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2024, the Fund did not have interest or penalties associated with underpayment of income taxes.

CLCE SPV and CLCE LF2 are disregarded entities for income tax purposes. CLCE HOLD, CLCE HLD2, CLCE HLD1, and CLCE SPV1 are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. State Street Bank and Trust Company serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of March 31, 2024, the Fund held cash of $29,926,831 and $177,281,347 in a short-term money market fund.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of March 31, 2024, As of March 31, 2024, the Fund had 1 outstanding forward currency contracts purchased long and 3 outstanding forward currency contracts sold short, with total notional value of $2,098,081 and $(16,911,542), respectively.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Statement of Operations. As of March 31, 2024, the Fund received $334,735 in commitment fees. As of March 31, 2024, the Fund had the following unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount, fair value and net unrealized gain (loss) of $105,101,407, $103,611,467, and $(217,013), respectively.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount
Acclaim Midco, LLC	Delayed Draw	$897,436
Acclaim Midco, LLC	Revolver	358,974
Alcami Corporation	Revolver	508,806
Alteryx	Delayed Draw	645,833
Alteryx	Revolver	103,333
Archer 2023 Finance, LLC, Class B	Private Collateralized Fund Obligation	33,893,600
Artivion, Inc.	Delayed Draw	5,172,414
Artivion, Inc.	Revolver	167
ASG II, LLC	Delayed Draw	25,044
Avalara, Inc.	Revolver	272,727
Bamboo U.S. Bidco USD	Delayed Draw	1,756,416
Bamboo U.S. Bidco USD	Revolver	2,621,516
Bausch Receivables Funding LP	Revolver	3,666,667
Bluefin Holding, LLC	Revolver	673,077
Bluesight, Inc.	Revolver	400,000
Clearco SPV V US LP	First Lien Term Loan	9,273,000
Cobham Holdings, Inc.	Revolver	468,750
Coupa Holdings, LLC	Delayed Draw	385,633
Coupa Holdings, LLC	Revolver	295,276
Crewline Buyer, Inc.	Revolver	870,417
Disco Parent, LLC	Revolver	113,619
Exactcare Parent, Inc.	Revolver	442,623
FB FLL Aviation LLC	First Lien Term Loan	4,392,000
Fenix Topco, LLC	Delayed Draw	25,282
Fenix Topco, LLC	Delayed Draw	1,062,537
Finastra USA, Inc.	Revolver	936,090
Fullsteam Operations LLC	Delayed Draw	188,068
Fullsteam Operations LLC	Delayed Draw	162,385
Fullsteam Operations LLC	Delayed Draw	224,444
Fullsteam Operations LLC	Delayed Draw	897,778
Fullsteam Operations LLC	Revolver	89,778
Hanger, Inc.	Delayed Draw	523,810
Hanger, Inc.	Delayed Draw	547,619
Hanger, Inc.	Delayed Draw	2,619,048
Hanger, Inc.	Delayed Draw	2,738,095
Hanger, Inc.	Revolver	215
Helium Acquirer Corporation	Delayed Draw	394,829
Helium Acquirer Corporation	Revolver	82,521
Kensington Private Equity Fund	Delayed Draw	2,560,000
KWOL Acquisition, Inc.	Revolver	448,296
Mercury Bidco LLC	Revolver	408,163
MGT Merger Target, LLC	Revolver	248,276
MIS Acquisition, LLC	Revolver	533,334
Next HoldCo, LLC	Delayed Draw	950,570
Next HoldCo, LLC	Revolver	342,205

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

Borrower	Type	Principal Amount
OMH-Healthedge Holdings, Inc.	Revolver	$1,466,165
Oranje Holdco, Inc.	Revolver	592,667
Paragon 28 Inc	Delayed Draw	7,500,000
Paragon 28 Inc	Revolver	500
Penn TRGRP Holdings	Revolver	769,167
Poinciana LLC	Delayed Draw	1,286,618
PracticeTek Purchaser LLC	Delayed Draw	1,935,491
PracticeTek Purchaser LLC	Delayed Draw	4,524,894
PracticeTek Purchaser LLC	Revolver	500
SintecMedia NYC, Inc.	Revolver	152,542
Sunland Asphalt & Construction, LLC	Delayed Draw	742,188
SureWerx Purchaser III, Inc.	Delayed Draw	468,750
SureWerx Purchaser III, Inc.	Revolver	143,750
TerSera Therapeutics, LLC	Revolver	227,926
The Arcticom Group, LLC	Delayed Draw	17,024
Trintech, Inc.	Revolver	425,537
United Digestive MSO Parent, LLC	Delayed Draw	595,000
United Digestive MSO Parent, LLC	Revolver	214,200
Vardiman Black Holdings, LLC	Delayed Draw	304,997
WCI-BXC Purchaser, LLC	Revolver	512,821
Total		$105,101,407

Valuation of Investments

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 established requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Investment Manager as its valuation designee (the “Valuation Designee”) to perform fair value determinations and approved new Valuation Procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. Certain CLOs may be structured as private investment companies and/or funds in which case the net asset value may be used as a practical expedient to estimate the fair value of such interests.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CELF SPV LLC (“CELF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. As most recently amended, effective November 28, 2023, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $500,000,000, and may be increased further from time to time upon mutual agreement by the Lenders and CELF SPV. The Facility is secured by the Fund’s equity interest in CELF SPV and by CELF SPV’s assets. The Facility matures on December 20, 2029. In connection with the Facility, CELF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CELF SPV or the Fund; (iii) a change of control of CELF SPV; or (iv) a change

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

2. Significant Accounting Policies (continued)

of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the year ended March 31, 2024, the average balance outstanding, maximum borrowing amount, interest rate at period end and weighted average interest rate were $115,956,284, $217,500,000, 8.87%, and 8.85%, respectively. The interest expense during the year ended March 31, 2024 was $12,750,118. Commitment fees incurred are prepaid and amortized over the term of the loan. For the year ended March 31, 2024, fees were $623,695.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Secured Borrowings

From time to time, the Fund may engage in sale/buy-back agreements, which are a type of secured borrowing. The amount, interest rate and terms of these agreements will be individually negotiated on a transaction-by-transaction basis. Each borrowing is secured by an interest in an underlying asset which is participated or assigned to the sale/buy-back counter party for the duration of the agreement.

The Fund entered into sale/buy-back agreements with Macquarie US Trading LLC (“Macquarie”), and pursuant to such agreements, the Fund granted Macquarie a participation interest in certain assets, with a corresponding repurchase obligation at an agreed-upon price within 120 days after the sale date. Interest expense on secured borrowings for the year ended March 31, 2024 was $1,943,065. There were no secured borrowings outstanding as of March 31, 2024.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

3. Principal Risks (continued)

for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in Private Investment Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if,as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

Private Investment Funds

The Fund may invest in Private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Investment Funds’ investments as such Private Investment Funds’ managers. Investments in Private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Investment Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Investment Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Private Investment Fund due to poor performance or other reasons. The fees paid by Private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk and profit potential. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

3. Principal Risks (continued)

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Economic Downturn or Recession and other Market Disruptions

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies (such as the COVID-19 pandemic), terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

LIBOR Discontinuation Risk

LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR.

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR tenors, including some U.S. dollar LIBOR tenors, on December 31, 2021, and ceased publishing the remaining and most liquid U.S. dollar LIBOR tenors on June 30, 2023. As a result, many market participants have transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. The UK Financial Conduct Authority has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators) of the New York Federal Reserve (NYFR), has begun publishing SOFR, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are developing in response to these new rates.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

3. Principal Risks (continued)

instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Specifically, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.

SOFR RISK

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the NYFR. If data from a given source required by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares.

As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis of the Fund’s average net assets.

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended March 31, 2024, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. An officer and Trustee of the Fund is an employee of the Investment Manager. The Fund does not compensate Trustees or officers affiliated with the Investment Manager for their service to the Fund. For the year ended March 31, 2024, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

All investments in securities are recorded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2024:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$—	$564,789,234	$—	$564,789,234
Private Investment Vehicles	—	—	3,011,673	2,289,740,322	2,292,751,995
Collateralized Loan Obligations	—	19,447,601	57,836,033		77,283,634
Preferred Stocks	—	—	33,159,711	—	33,159,711
Common Stocks	1,053,671	—	7,682,229	—	8,735,900
Subordinated Debt	—	—	3,871,185	—	3,871,185
Warrants	—	—	1,969,883	—	1,969,883
Short-Term Investments	177,281,347	—	—	—	177,281,347
Total Investments, at fair value	$178,335,018	$19,447,601	$672,319,948	$2,289,740,322	$3,159,842,889
Other Financial Instruments[1]
Forward Contracts	$—	$92,382	$—	$—	$92,382
Total Assets	$178,335,018	$19,539,983	$672,319,948	$2,289,740,322	$3,159,935,271

1       Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2024:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2023	$166,082,850	$1,564,528	$11,207,903	$29,017,670	$968,234
Purchases	541,554,102	36,863,091	54,337,350	3,775,468	6,519,092
Sales/Paydowns	(70,570,649)	(1,590,336)	—	—	—
Realized gains (losses)	(681,505)	(359)	—	—	—
Original issue discount and amendment fees	(1,675,934)		—	—	—
Accretion	1,466,142	8,155	49,894	—	—
Change in Unrealized appreciation (depreciation)	1,510,692	60,194	1,737,062	366,573	194,903
Transfers In1	—	—	—	—	—
Transfers Out[2]	(72,896,464)	(33,893,600)	(9,496,176)	—	—
Balance as of March 31, 2024	$564,789,234	$3,011,673	$57,836,033	$33,159,711	$7,682,229
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at March 31, 2024	$1,405,342	$60,194	$1,605,465	$366,573	$194,903

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

5. Fair Value of Investments (continued)

	Subordinated Debt	Warrants	Total
Balance as of April 1, 2023	$1,988,411	$922,447	$211,752,043
Purchases	158,047	—	643,207,150
Sales/Paydowns	—	—	(72,160,985)
Realized gains (losses)	—	—	(681,864)
Original issue discount and amendment fees	—	—	(1,675,934)
Accretion	28,697	—	1,552,888
Change in Unrealized appreciation (depreciation)	7,373	1,047,436	4,924,233
Transfers In1	1,688,657	—	1,688,657
Transfers Out[2]	—	—	(112,686,240)
Balance as of March 31, 2024	$3,871,185	$1,969,883	$672,319,948
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$7,373	$1,122,131	$4,761,981

1       Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments.

2       Transferred from Level 3 to Level 2 because observable market data became available for the investments. $105,101,407 represents unfunded loan commitments.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2024.

The weighted average is calculated by weighting relative fair value.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Collateralized Loan Obligations	$57,836,033	Income approach	Interest Rate/ Discount Margin	5.55% – 26.00%	7.26%	Decrease
			Default Rate	3 CDR	3 CDR	Decrease
			Recovery Rate	65%	65%	Increase
			Term	Maturity, or Reinvestment +24 months	N/A	Decrease
			Prepayment Assumptions	20 CPR	20 CPR	Increase
			Reinvestment Assumptions	$99.00	$99.00	Decrease
Common Stocks	1,163,136	Market approach	EBITDA Multiple	8.0x	8.0x	Increase
	6,519,093	Market approach	Recent Transaction Price	$1.00 – $1.09	$1.03	Increase
Total Common Stocks	7,682,229
Preferred Stocks	29,379,804	Income/Market approach	Discount Rate	13.38%	13.38%	Decrease
			EBITDA Multiple	8.0x – 22.0x	14.0x	Increase
			Revenue Multiple	1.9x – 10.8x	6.5x	Increase
	3,779,907	Market approach	Recent Transaction Price	$0.29 – $57.31	$55.00	Increase
Total Preferred Stocks	33,159,711
Private Investment Vehicles	1,752,477	Income approach	Weighted Average Cost of Capital	16.50% – 18.77%	17.52%	Decrease
	1,259,196	Market approach	Recent Transaction Price	$99.00	$99.00	Increase
Total Private Investment Vehicles	3,011,673

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Senior Secured Loans	248,344,192	Income approach	Discount Rate	7.10% – 23.64%	12.61%	Decrease
			LTM Revenue ($ Millions)	$110 – $8,052	$498	Increase
			Debt/EBITDA	0.6x – 15.2x	2.5x	Decrease
			Interest Coverage	0.0x – 11.2x	1.0x	Increase
	316,445,042	Market approach	Recent Transaction Price	$96.50 – $100.75	$97.80	Increase
Total Senior Secured Loans	564,789,234
Subordinated Debt	1,871,185	Income approach	Discount Rate	13.56%	13.56%	Decrease
	2,000,000	Market approach	EBITDA Multiple	16.2x	16.2x	Increase
Total Subordinated Debt	3,871,185
Warrants	65,326	Market approach	Enterprise value ($ Millions)	$2,453	$2,453	Increase
			Cost of equity	18.00%	18.00%	Decrease
	1,742,543	Income approach	Exercise price	$1.65 – $3.26	$1.96	Decrease
			Expected volatility	48% – 113%	51%	Increase
	162,014	Market approach	Recent Transaction Price	$0 – $162,015	$162,015	Increase
Total Warrants	1,969,883
Total Investments, at fair value	$672,319,948

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $10,000,000. The minimum additional investment in the Fund by any shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

6. Capital Stock (continued)

retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended March 31, 2024 are as follows:
Commencement Date	May 1, 2023	July 28, 2023	October 27, 2023	February 2, 2024
Repurchase Request	May 31, 2023	August 29, 2023	November 28, 2023	March 5, 2024
Repurchase Pricing date	May 31, 2023	August 29, 2023	November 28, 2023	March 5, 2024

Net Asset Value as of Repurchase Offer Date
Class I	$10.77	$10.83	$10.85	$10.93

Amount Repurchased
Class I	$31,283,779	$28,342,223	$72,263,278	$89,032,417

Percentage of Outstanding Shares Repurchased
Class I	1.85%	1.38%	2.97%	3.07%

7. Federal Income Taxes

At March 31, 2024, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$2,968,816,259
Gross unrealized appreciation	$220,793,996
Gross unrealized depreciation	(32,080,181)
Net unrealized appreciation on investments	$188,713,815

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in partnership investments.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to certain investments in partnerships and holdings in Domestic Blockers. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2024, permanent differences in book and tax accounting reclassified between paid-in capital and total distributable earnings were as follows:

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$11,331,016	$(11,331,016)

As of March 31, 2024, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	(1,068,090)
Unrealized appreciation/(depreciation)
Investments	188,713,815
Foreign Currency	(5,317)
Organizational costs	(55,697)
Total distributable earnings	$187,584,711

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

7. Federal Income Taxes (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distribution paid from:
Ordinary income	$124,226,966	$53,248,597
Return of Capital	169,584,167	23,744,959
Net long-term capital gains	78,729	3,142
Total distributions paid	$293,889,862	$76,996,698

At March 31, 2024, the Fund had no accumulated capital loss carry forward.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of March 31, 2024, the Fund had qualified post-October losses of $1,068,090 which are deferred until fiscal year 2025 for tax purposes.

Domestic Blocker Income Tax

CLCE HOLD, CLCE HLD1, CLCE HLD2 and CLCE SPV1 (the Domestic Blockers) recorded a provision for income tax expense (benefit) for the fiscal year ended March 31, 2024, in the amount of $829,018. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Deferred	$829,018

As of March 31, 2024, temporary differences between financial and tax reporting that give rise to deferred income taxes totaled $2,312,815, resulting principally from differences in the recognition of income from partnership investments and the treatment of unrealized appreciation/depreciation. The Domestic Blockers have a net deferred tax liability recorded as of March 31, 2024. Should a net deferred tax asset exist in the future, the Domestic Blockers will assess whether a valuation allowance should be booked to reserve against that asset.

The statutory rate and effective federal rate is 21%. The Fund is currently using an estimated tax rate of 3.95% for state and local tax, net of federal tax benefit.

8. Investment Transactions

For the year ended March 31, 2024, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $1,738,582,605 and $136,268,835, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2024 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of March 31, 2024, by risk category are as follows:

Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value
Unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$110,237
Unrealized depreciation on forward foreign currency exchange contracts	Forward Contracts	17,855
Total		$92,382
Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$160,632	$160,632
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$5,419	$5,419

The quarterly average volumes of derivative instruments as of March 31, 2024 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Forward Foreign Currency Exchange Contracts	Long Forward Contracts	$1,185,730
	Short Forward Contracts	(14,465,577)

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2024:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
17Capital Co-Investment Fund V-L LP	Asset based lending co-investment	$5,462,221	$5,365,611	$67,456	None	N/A	Liquidation to commence on the earlier of 5/7/2031 but no later than 180 days following full realization
AG Asset Based Credit Fund L.P.	Asset based lending	82,500,000	88,644,558	27,500,000	None	N/A	Until the fourth anniversary of the expiration or termination of the commitment period with up to two one-year extensions
AG Essential Housing Fund II Holdings, LP	Real estate credit	12,075,000	13,280,314	17,925,000	None	N/A	Three years from the end of the commitment period with two one-year extensions
Ares Commercial Finance, LP	Asset-based lending	28,535,713	34,129,618	26,216,040	None	N/A	June 30, 2025
Ares Pathfinder Fund II (Offshore), LP	Asset-based lending	1,831,168	1,907,110	13,168,832	None	N/A	Until the eighth anniversary of the initial capital contribution with two one-year extensions
Ares Priority Loan Co-Invest, LP	Priority revolvers to middle market companies	28,625,000	29,357,914	13,660,500	None	N/A	Until the end of the fiscal quarter during which occurs the fifth anniversary of the end of the investment period which may be extended for one year.
Ares Private Credit Solutions (Cayman), LP	Structured capital/mezzanine	17,429,603	21,683,661	23,743,786	None	N/A	Until the end of the fiscal quarter during which occurs the seventh anniversary of the closing of the initial portfolio investment of the partnership with up to two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Ares Special Opportunities Fund II, LP	Direct lending and structured capital/mezzanine	$17,388,406	$19,343,683	$12,602,633	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Ares Special Opportunities Fund (Offshore), LP	Direct lending and structured capital/mezzanine	7,597,632	9,107,784	4,933,067	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Atalaya A4 (Cayman), LP	Rediscount lending	29,894,850	28,121,120	10,105,149	None	N/A	Each investment pool to dissolve at the end of its liquidation period
Atalaya Asset Income Fund Evergreen, LP	Asset based lending	10,550,196	10,333,522	2,105,900	None	N/A	Fourth anniversary of the end of the investment period with one one-year extension available
Atalaya Digithouse Opportunity Fund LLC	Asset based lending	277,516	1,198,838	4,722,484	None	N/A	Until dissolved pursuant to the limited partnership agreement
Axonic Private Credit Fund I, LP	Real estate credit	5,235,849	5,426,151	44,764,151	None	N/A	Until the third anniversary of the investment period end date with one additional one-year extension
Banner Ridge DSCO Fund I, LP	Diversified credit strategies	15,480,563	23,535,766	34,519,437	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Diversified credit strategies	9,691,695	12,661,648	90,308,305	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge Secondary Fund IV (Offshore), LP	Secondaries	5,219,797	9,056,513	4,780,203	None	N/A	June 15, 2031 with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Banner Ridge Secondary Fund V (Offshore), LP	Secondaries	$14,018,308	$17,590,883	$185,860,900	None	N/A	Until the tenth anniversary of the activation date with two one-year extensions
Benefit Street Partners Real Estate Opportunistic Debt Fund, LP	Real estate credit	54,778,195	63,004,875	18,279,135	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Blackstone Tactical Opportunities Fund	Asset based lending co-investment	4,719,267	4,743,917	336,446	None	N/A	Until the partnership is dissolved and subsequently terminated
Blue Owl First Lien Fund (Offshore), LP	Middle market direct lending	4,103,056	4,823,422	375,000	None	N/A	Until the end of the fiscal quarter during which the seventh anniversary of the final closing date occurs with two one-year extensions
Blue Owl Real Estate Fund VI	Real estate triple net leasing	2,237,086	2,252,876	22,759,618	None	N/A	Until the last day of the calendar quarter containing the seventh anniversary of the initial closin gdate with two one-year extensions
Blue Owl Technology Finance Corp.	Middle market direct lending	10,332,953	11,985,574	-	None	N/A	Until earliest of an exchange listing, the fifth anniversary of the final closing, and August 10, 2025
Blue Owl Technology Finance Corp. II	Middle market direct lending	7,927,947	8,562,985	2,072,053	None	N/A	Earlier of the five year anniversary of the final closing and the seven year anniversary of the initial closing, with two one-year extensions available
Boost Co-Invest LP	Preferred equity co-investment	6,764,671	6,764,671	735,538	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
BP Holdings RHO LLC	Real estate credit co-investment	$9,099,750	$10,319,495	$900,250	None	N/A	Until the company is dissolved, its assets disposed, and its affaris wound up in accordance with the limited liability company agreement
BP Holdings Tau, LLC	Real estate credit co-investment	683,208	684,815	8,619,089	None	N/A	Until the company is dissolved and wound up in accordance with the limited liability company agreement
BP Holdings Zeta LP — Class A	Real estate credit co-investment	8,609,327	8,919,263	-	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the parrtnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement

BP Holdings Zeta LP — Class B	Real estate credit co-investment	1,410,673	1,461,457	-	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the parrtnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement

BPC Real Estate Debt Fund, LP	Real estate credit	48,806,204	54,088,584	51,193,796	None	N/A	Until the third anniversary of the expiration of the investement period with two additonal one-year periods and thereafter, additional one-year periods with consent of the Advisory Committee.
BSOF SRT Parallel Onshore Fund L.P. (Class Absolute III Series 3 Interests)	Regulatory capital relief co-investment	5,242,498	5,240,662	-	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF SRT Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	Regulatory capital relief co-investment	20,108,879	20,740,379	-	None	N/A	Until the partnership is wound up and subsequently dissolved.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
BSOF SRT Parallel Onshore Fund L.P. (Class Gnochi Series 2 Interests)	Regulatory capital relief co-investment	$30,679,130	$31,111,730	$-	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Olympic Srt Interests)	Regulatory capital relief fund	100,000,000	106,822,534	-	None	N/A	Until the fifth anniversary of the last day of the investment period with one one-year extension.
BSOF SRT Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	Regulatory capital relief co-investment	10,250,000	10,280,469	-	None	N/A	Until the partnership is wound up and subsequently dissolved.
Burford Advantage Feeder Fund A, LP	Litigation finance	10,681,900	11,382,923	8,739,994	None	N/A	Fifth anniversary of the initial closing with two one-year extensions
Callodine Perpetual ABL Fund, LP	Asset based lending	95,526,538	93,442,869	7,502,234	Quarterly[3]	Twelve months after the effective date of capital commtiment	Perpetual unless sooner terminated in accordance with the provisions of the limited partnership agreement
Carlyle Credit Opportunities Fund II, LP	Structured capital/mezzanine	9,043,286	9,108,565	2,473,463	None	N/A	February 2029 with two consecutive one-year extensions
CCOF Alera Aggregator, L.P.	Preferred equity co-investment	4,856,250	5,760,011	-	None	N/A	Until dissolved and liquidated in accordance with the limited partnership agreement
CCOF III Nexus Co-Invest Aggregator, L.P.	Subordinated debt co-investment	5,130,126	5,145,376	244,874	None	N/A	Until wound up and subsequently dissolved pursuant to the limited partnership agreement
CCOF Sierra II, LP	Preferred equity co-investment	3,906,521	4,746,690	100,000	None	N/A	Ten-year anniversary of the the final closing date with two one-year externsions
Chilly HP SCF Investor, LP	Preferred equity co-investment	2,970,297	3,520,955	-	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement
CL Oliver Co-Invest I, L.P.	Asset based lending co-investment	5,048,999	5,645,378	5,000,001	None	N/A	Perpetual until the partnership is wound up and subsequently dissolved.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Comvest Special Opportunities Fund, LP	Structured capital/mezzanine	$11,650,392	$13,391,994	$8,542,974	None	N/A	Seventh anniversary of the final closing with two one-year extensions
Contingency Capital Fund I-A, LP	Litigation finance	45,851,047	54,543,148	29,148,953	None	N/A	Until the earlier of the termination of the last remaining master fund or the terminiation of the Parnership in accordance with the limited partnership agreement
Crestline Nevermore Holdco, L.P.	Asset based lending co-investment	12,916,934	8,708,902	6,661,333	None	N/A	Until the partnership is wound up and subsequently dissolved in accordance with the limited partnership agreement
Crestline PF Sentry Fund (US), LP	Asset based lending	4,594,328	4,643,943	20,405,672	None	N/A	Until dissolved in accordance with the limited partnership agreement
Crestline Specialty Lending III (US), LP	Middle market direct lending	13,778,564	15,117,937	6,015,960	None	N/A	December 1, 2028 with one-year extensions available
D.E. Shaw Diopter International Fund, LP	Structured credit	50,985,204	52,029,818	6,876,153	None	N/A	Sixth anniversary of the last day of the month of the Final Closing Date with two one-year extensions
Everberg Capital Partners II, LP	Structured capital/mezzanine	12,884,181	13,313,791	7,049,935	None	N/A	Seventh anniversary of the final closing with two one-year extensions
EVP II LP	Growth capital	20,173,893	29,097,716	19,826,107	None	N/A	Until eight years from the final closing date with two consecutive one-year extensions
Felicitas Diner Offshore, LP	Preferred equity co-investment	2,625,575	3,162,356	414,000	None	N/A	Until the earlier of the dissolution of the master fund or an election by the general partner to terminate the fund

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Felicitas Secondary Fund II Offshore, LP	Secondaries	$10,616,857	$15,071,112	$2,710,414	None	N/A	January 10, 2030 with one-year extensions available
Felicitas Tactical Opportunities Fund, LP	Secondaries	39,860,000	56,339,335	20,140,000	None	N/A	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
Franklin BSP Capital Corporation	Middle market direct lending	1,795,011	1,838,434	-	Annually[1]	N/A	N/A
Gramercy PG Holdings, LP (Common Interests)	Litigation finance co-investment	8,877,594	9,465,445	1,600,000	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Gramercy PG Holdings, LP (Preferred Interests)	Litigation finance co-investment	5,450,422	5,340,350	-	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Guggenheim MM-C CLO	Structured credit	90,202,500	99,650,906	-	None	May be redeemed in whole, but not in part, after the redemption in full of the secured notes at the direction of a majority of the subordinated notes	July 2035
Harvest Partners Structured Capital Fund III, LP	Structured capital/mezzanine	12,618,669	14,383,855	7,611,229	None	N/A	Ten years from the final closing date with one-year extensions
Hayfin Healthcare Opportunities Fund (US Parallel), LP	Royalties & healthcare credit	17,448,920	20,879,077	57,642,160	None	N/A	Fourth anniversary of the end of the investment period with two one-year extensions
Hercules Private Global Venture Growth Fund I, LP	Venture lending	130,464,177	133,847,805	69,999,436	None	N/A	July 1, 2027 with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS Offshore Strategic Investment Partners V, LP	Mezzanine level subordinated debt	$23,210,756	$24,395,041	$32,709,221	None	N/A

Until the tenth anniversary of the first closing date with one one-year extension following the expiration of such initial term and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

HPS Mint Co-Invest, LP	Preferred equity co-investment	6,473,263	8,274,266	182,595	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner
HPS Specialty Loan Fund V-L, LP	Middle market direct lending	21,679,075	22,601,984	9,587,594	None	N/A	Fourth anniversary of the termination of the commitment period with one-year extensions available
ICG LP Secondaries Fund I (Feeder) SCSp	Secondaries	9,534,782	17,691,435	30,074,314	None	N/A	Until the master partnership is dissolved or terminated (master partnership term: until the tenth anniversary of the final admission date with two one-year extensions)
King Street Opportunistic Credit Evergreen Fund, LP	Middle market direct lending	70,000,000	76,574,000	30,000,000	Semi-annually[2]	Following the expiration of the period that is two years from the date of the intial closing of the partnership, subject to one year lock-up after the first capital contribution,	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
KWOL Co-Invest, LP	Preferred equity co-investment	2,500,000	2,585,890	-	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement
Linden Structured Capital Fund-A LP	Structured capital/mezzanine	20,535,021	26,406,708	638,217	None	N/A	October 25, 2029 with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Madison Realty Cap Debit Fund, IV	Real estate credit	$13,564,062	$18,921,790	$4,195,566	None	N/A	Until the sixth anniversary of the fund’s final closing with one one-year extension and an additional extension period of up to two years.
Magenta Co-Invest L.P.	Asset based co-investment	6,000,000	6,000,000	-	None	N/A	Until the Certificate of Limited Partnership of the the partnership is cancelled.
Marilyn Co-Invest, LP	Common equity	24,732,588	30,266,187	-	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners
Minerva Co-Invest, LP	Preferred equity co-investment	12,468,490	12,850,197	225,533	None	N/A	Until distribution of investment proceeds
NB Capital Solutions Co-Investment (Wolverine), LP	Preferred equity co-investment	1,380,844	1,490,637	49,156	None	N/A	Until the later of the dissolution of the Main Fund and the disposition of the partnership’s investments
NB Credit Opportunities II Cayman Feeder, LP	Structured capital/mezzanine	18,685,489	21,206,341	6,314,511	None	N/A	Until the termination of the master fund and as determined by the general partner
OrbiMed RCO IV Offshore Feeder, LP	Royalties & healthcare credit	12,534,441	12,354,946	38,501,286	None	N/A	Until the date of the final liquidating distribution unless the partnership is sooner wound up and subsequently dissolved in accordance with the limited partnership agreement
Pathlight Capital Evergreen Fund, LP	Asset based lending	34,143,592	32,427,904	18,100,757	None	N/A	Until dissolved and liquidated in accordance with the amended and restate limitated partnership agreement
Pathlight Capital Fund II, LP	Asset based lending	32,167,772	32,537,058	7,910,421	None	N/A	Until last day of the fiscal quarter after the fifth anniversary of the final closing date with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Pennybacker Real Estate Credit II Pacific, LLC	Real estate credit	$2,467,491	$2,497,476	$-	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Pennybacker Real Estate Credit II, LP	Real estate credit	18,149,241	17,517,698	4,754,589	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Raven Asset-Based Credit Fund II	Asset based lending	15,156,811	16,547,221	9,961,753	None	N/A	January 2029 with two one-year extensions available available
Raven Evergreen Credit Fund II, LP	Asset based lending	55,052,265	65,923,640	44,947,735	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement
Redwood Enhanced Income Corp.	Middle market direct lending	28,275,000	25,930,093	10,725,000	None	180 calendar days following the pricing of an initial public offering of the shares and/or the first trade of the shares on a securities exchange	Seven-year anniversary of the initial closing with two one-year extensions
SB DOF Speedway, LLC	Real estate credit co-investment	7,887,280	9,200,755	-	None	N/A	Until the company is terminated in accordance with the limited liability company agreement
Sculptor Real Estate Science Park Fund, LP	Real estate credit co-investment	5,384,068	5,373,969	1,706,950	None	N/A	Until the payment in full or disposal of the permitted investment unless sooner dissolved in accordance with the limited partnership agreement
Shamrock Capital Debt Opportunities Fund I, LP	Royalty-backed credit	9,992,922	10,243,492	10,532,110	None	N/A	Ten years from the final closing date with one-year extensions
Silver Point Specialty Credit Fund II, LP	Middle market direct lending	32,200,401	29,995,814	2,605,632	None	N/A	September 6, 2023 with one-year extensions available

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Sixth Street Growth Partners II (B), LP	Structured capital/mezzanine	$2,756,161	$2,790,089	$7,243,839	None	N/A	Until December 31 immediately following the four-year anniversary of the commitment period expiration date with two one-year extensions
Sky Fund V Offshore, LP	Aircraft leasing	40,764,318	46,605,538	11,221,935	None	N/A	Until the fourth anniversary of the expiration or termination of the investment period with up to two one-year extensions
Specialty Loan Institutional Fund 2016-L, L.P.	Middle market direct lending	3,319,266	4,805,099	4,255,092	None	N/A	Until the sixth anniversary of the fund’s final closing with two one-year extensions which may thereafter be extended further in order to effectuate an orderly liquidation of the partnership
Stellus Private Credit BDC Feeder, LP	Middle market direct lending	8,558,048	8,844,965	16,441,952	None	N/A	Until the partnership is terminated and wound up in accordance to the limited partnership agreement
Summit Partners Credit Offshore Fund II, LP	Middle market direct lending	6,919,667	5,180,285	628,144	None	N/A	Eight anniversary of the fist draw-dwon date with two one-year extensions available
Symbiotic Capital EB Fund, L.P.	Royalties & healthcare credit	3,977,275	4,001,797	1,516,659	None	N/A	Until dissolved in accordance to the limited partnership agreement
Thompson Rivers LLC	Investment vehicle	1,566,992	712,225	-	None	Redemptions permitted with the consent of the investment fund’s voting members	Until cancellation of the Certificate of Formation
Thorofare Asset Based Lending Fund V, LP	Real estate credit	30,401,096	31,435,671	-	None	N/A	Until the partnership is terminated and wound up in accordance with the limited partnership agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Tinicum Fund, LP	Private equity secondary	$8,069,447	$11,617,105	$7,194,647	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
Tinicum Tax Exempt, LP	Private equity secondary	4,068,957	5,642,174	2,556,761	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
VCSF Co-Invest 1-A, L.P.	Preferred equity co-investment	16,875,378	18,074,896	3,375,319	None	N/A

Until the expiration of the term of Vista Capital Solutions Fund, LP (VCSF) which may be extended in accordance with the terms of the VCSF partnership agreement or until the dissolution of the partnership in accordance with the limited partnership agreement.

Vista Capital Solutions Fund A, LP	Growth-stage lending	11,768,121	11,936,250	13,341,425	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
VPC Asset Backed Opportunistic Credit Fund, LP	Rediscount lending	77,440,258	80,627,854	2,762,107	None	N/A	Five years after initial closing date with two one-year extensions
VPC COV, L.P.	Loan origination vehicle	1,000,000	1,267,911	49,000,000	None	N/A	Forty-two months after the initial closing date with additional one-year extensions approved by limited partners holding majority of aggregate commitments
VPC Legal Finance Fund, LP	Litigation finance	86,429,056	95,683,860	13,570,945	None	18-month hard lock-up from acceptance of commitment and 12-month soft lock-up following termination of hard lock-up	Until partnership is terminated as provided in the agreement of limited partnership

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2024 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Waccamaw River LLC	Investment vehicle	$12,498,740	$7,731,913	$-	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation
WhiteHawk Evergreen Fund, LP	Asset based lending	50,000,000	50,837,055	-	Semi-annually	The period ending on the last business day immediately prior to the first anniversary of the date of the subscription agreement	Until dissolved pursuant to the limited partnership agreement
Total		$2,098,112,980	$2,289,740,322	$1,307,791,426

1          Up to 10% at each tender offer during any calendar year

2          All or any portion of participating account at each semi-annual withdrawal date

3          All or any portion of the capital account as of the last day of each calendar quarter

12. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer April 29, 2024 as follows:

Commencement Date	April 29, 2024
Repurchase Request	May 29, 2024
Repurchase Pricing date	May 29, 2024

Net Asset Value as of Repurchase Offer Date
Class I	$11.02

Amount Repurchased
Class I	$55,522,028

Percentage of Outstanding Shares Repurchased
Class I	1.69%

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2024 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ended March 31, 2024, the Cliffwater Enhanced Lending Fund designates $78,729 as a long-term capital gain distribution.

For the year ended March 31, 2024, 3.15% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended March 31, 2024, 3.15% of the dividends paid from net investment income, including short-term capital gains are designated as dividends received deduction available to corporate shareholders.

Approval of Investment Management Agreement

At the regular quarterly meeting of the Board of Trustees (the “Board”) of the Cliffwater Enhanced Lending Fund (the “Fund”) held on February 27, 2024 by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Investment Management Agreement between Cliffwater LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”).

At the Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the Board meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from an independent third party and management about the below factors. The Board did not identify any particular information as controlling in determining whether or not to approve the Investment Management Agreement, and each Board member may have attributed different weights to the various items considered. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager who provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2024 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had out-performed its benchmark for the period from the Fund’s inception on July 1, 2021 through January 31, 2024.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed the advisory fee rates and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including a report of other comparable funds.

The Board noted that the Fund’s advisory fee was calculated on net assets and at 0.95% was in line with the median advisory fee of the peer universe identified in the independent third-party report distributed to the Board. The Board also noted that the total expense ratio of the Fund was below the median of the peer universe. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement. The Board considered that the Investment Manager continued to monitor the Fund’s current fee level as compared to its peer group and the nature of economies of scale that could be achieved for a private credit fund. The Board concluded that the fees were reasonable and satisfactory in light of the services provided.

Profitability of Investment Manager and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition. The Board noted that the financial condition of the Investment Manager appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2024 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information the (“SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul S. Atkins Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021	Chief Executive Officer and Founder, Patomak Global Partners, LLC (financial services consulting firm) (2009-Present); Independent Chairman of the Board and Director, BATS Global Markets, Inc. (stock exchange operator) (2012-2015); Member, Congressional Oversight Panel for TARP (government advisory panel) (2009-2010); Commissioner, U.S. Securities and Exchange Commission (2002-2008); Principal, PricewaterhouseCoopers LLP (accounting firm) (1994-2002).	3	None
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021

Chief Pension Investment Strategist, CBRE Global Investors (investment advisor) (June 2021-Present); Advisory Board of Milken Institute for Public Finance (economic research institute) (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-June 2021); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee (2020-Present); Senior Adviser, Moneybyrd (investment advisor) (2023-Present).

				3	None
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since June 2021	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	3	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2024 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	President Since Inception; Trustee since June 2021	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004-Present).	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014-Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013-2014).	N/A	None
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President (2017-Present); Vice President, Senior Client Service Manager.	N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since April 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

**       Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2024 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2024 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foreside.com

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR’s instructions.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Paul S. Atkins, Mr. Dominic Garcia, and Mr. Paul J. Williams are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2024. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2024 and fiscal period ended March 31, 2023.

Fee Category	2024 Fees	2023 Fees
(a) Audit Fee	$200,000	$100,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	10,000	10,000
(d) All Other Fees	—	—
Total Fees	$210,000	$110,000

(e)(1)The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2024 and fiscal period ended March 31, 2023, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	Fiscal Period Ended 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.— not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not Applicable

(j)     Not Applicable

Non-Audit Related Fees	FYE 3/31/2024	Fiscal Period Ended 3/31/2023
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Investments.

(a)     See the Annual Report to Shareholders under Item 1 of this Form.

(b)    Not applicable.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cliffwater Enhanced Lending Fund as of June 7, 2024:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer and Chief Investment Officer	Since Inception	Chief Executive Officer, Chief Investment Officer, Cliffwater LLC (2004-Present)	Portfolio Management
Jeffrey Topor	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2013)	Portfolio Management
Eli Sokolov	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2007)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Enhanced Lending Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management. The information is as of March 31, 2024:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	2 Account $18,350	0 Accounts N/A	15 Accounts $1,596
Jeffrey Topor	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Eli Sokolov	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)      Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)      Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	Over $ 1,000,000
Jeffrey Topor	Over $ 1,000,000
Eli Sokolov	Over $ 1,000,000

____________

1     As of March 31, 2024

(b) Not Applicable

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.     Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13.     Exhibits.

(a)(1)     Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.

(a)(2)     Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Enhanced Lending Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 7, 2024
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 7, 2024